PROSPECTUS


MAY 1, 2000

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Farmers Variable Annuity.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2000 (known as the "SAI"). For a free copy of the SAI, contact us at:

    Farmers New World Life Insurance Company
    SERVICE CENTER
    P.O. Box 724208
    Atlanta, Georgia  31139
    1-877-376-8008 (toll free)

We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

- The investment performance of the portfolios in which the subaccounts invest will vary.
-      We do not guarantee how any of the portfolios will perform.
- The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
- Neither the U.S. Government nor any federal agency insures your investment in the Contract.

FARMERS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY
                  issued by

FARMERS NEW WORLD LIFE INSURANCE COMPANY
                  through the

FARMERS ANNUITY SEPARATE ACCOUNT A

HOME OFFICE
    3003 - 77th Avenue, S.E.
    Mercer Island, Washington  98040
    Telephone:  (206) 232-8400

The Farmers Variable Annuity Contract (the "Contract") has 13 funding choices -- one fixed account (paying a guaranteed minimum fixed rate of interest) and 12 subaccounts. The subaccounts invest in the following 12 portfolios:

JANUS ASPEN SERIES
-     Capital Appreciation Portfolio (Institutional Shares)

KEMPER VARIABLE SERIES
-     Kemper Government Securities Portfolio
-     Kemper High Yield Portfolio
-     Kemper Small Cap Growth Portfolio
- KVS Dreman High Return Equity Portfolio (Formerly Kemper-Dreman High Return Equity Portfolio)

PIMCO VARIABLE INSURANCE TRUST
-     PIMCO Low Duration Bond Portfolio
-     PIMCO Foreign Bond Portfolio

SCUDDER VARIABLE LIFE INVESTMENT FUND
-     Money Market Portfolio
-     Growth and Income Portfolio (Class A Shares)
-     International Portfolio (Class A Shares)
-     Bond Portfolio (Class A Shares)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
- Templeton Developing Markets Securities Fund (Class 2 Shares) (Formerly Templeton Developing Markets Fund)

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH OF THE PORTFOLIOS LISTED ABOVE.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                                TABLE OF CONTENTS

Glossary..................................................................................................................1
Highlights................................................................................................................3
   The Contract...........................................................................................................3
   How to Invest..........................................................................................................4
   Cancellation -- The Right To Examine Period............................................................................4
   Investment Options.....................................................................................................4
   Transfers..............................................................................................................5
   Access to Your Money...................................................................................................6
   Standard Death Benefit.................................................................................................6
   Guaranteed Minimum Death Benefit.......................................................................................7
   Fees and Charges.......................................................................................................7
   Annuity Provisions.....................................................................................................8
   Guaranteed Retirement Income Benefit...................................................................................9
   Federal Tax Status.....................................................................................................9
   Inquiries.............................................................................................................10
Fee Table................................................................................................................11
   Condensed Financial Information.......................................................................................15
About Farmers New World Life Insurance Company and the Variable Account..................................................15
   Farmers New World Life Insurance Company..............................................................................15
   Farmers Annuity Separate Account A....................................................................................15
The Portfolios...........................................................................................................16
   Investment Objectives of the Portfolios...............................................................................17
   Availability of the Portfolios........................................................................................18
The Pay-In Period........................................................................................................18
   Purchasing a Contract.................................................................................................18
   Cancellation -- The 10 Day Right to Examine Period....................................................................19
   Designating Your Investment Options...................................................................................19
   Additional Premium Payments...........................................................................................20
Your Contract Value......................................................................................................20
   Variable Account Value................................................................................................20
Transfers Between Investment Options.....................................................................................21
   Automatic Asset Rebalancing Program...................................................................................22
   Third Party Transfers.................................................................................................22
   Excessive Trading Limits..............................................................................................23
   Dollar Cost Averaging Program.........................................................................................23
   Telephone Transfers...................................................................................................23
   Transfer Fee..........................................................................................................24
Access to Your Money.....................................................................................................24
   Surrenders............................................................................................................24
   Partial Withdrawals...................................................................................................25
   Systematic Withdrawal Plan............................................................................................26
Death Benefits...........................................................................................................26
   Death Benefits Before the Annuity Start Date..........................................................................26
   Guaranteed Minimum Death Benefit......................................................................................27
   Distribution Upon Death...............................................................................................28
   Death Benefits on or After the Annuity Start Date.....................................................................28
Fees and Charges.........................................................................................................29
   Mortality and Expense Risk Charge.....................................................................................29
   Asset-Based Administration Charge.....................................................................................29
   Transfer Fee..........................................................................................................29

   Surrender Charge......................................................................................................29
   Records Maintenance Charge............................................................................................31
   Portfolio Management Fees and Charges.................................................................................31
   Premium Taxes.........................................................................................................32
   Other Taxes...........................................................................................................32
The Payout Period........................................................................................................32
   The Annuity Start Date................................................................................................32
   Annuity Options.......................................................................................................32
   Determining the Amount of Your Annuity Payment........................................................................33
   Fixed Annuity Payments................................................................................................33
   Guaranteed Annuity Tables.............................................................................................33
   Description of Annuity Options........................................................................................34
Guaranteed Retirement Income Benefit.....................................................................................35
The Fixed Account........................................................................................................36
   Fixed Account Value...................................................................................................37
   Fixed Account Transfers...............................................................................................37
Investment Performance of the Subaccounts................................................................................38
Voting Rights............................................................................................................39
Federal Tax Matters......................................................................................................39
   Taxation of Non-Qualified Contracts...................................................................................40
   Taxation of Qualified Contracts.......................................................................................42
   Other Tax Issues......................................................................................................42
   Our Income Taxes......................................................................................................43
   Possible Tax Law Changes..............................................................................................43
Other Information........................................................................................................43
   Payments..............................................................................................................43
   Modification..........................................................................................................44
   Distribution of the Contracts.........................................................................................44
   Legal Proceedings.....................................................................................................44
   Reports to Owners.....................................................................................................45
   Inquiries.............................................................................................................45
   Year 2000 Matters.....................................................................................................45
   Financial Statements..................................................................................................45
Statement of Additional Information Table of Contents....................................................................46

                                    GLOSSARY

         For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT
An accounting unit we use to calculate subaccount values during the pay-in period. It measures the net investment results of each of the subaccounts.

ANNUITANT
You are the annuitant, unless you state otherwise in your application. Before any annuity payments begin, the annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint annuitants.

ANNUITY START DATE
The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

BENEFICIARY
The person you select to receive the death benefit if you or the last surviving annuitant die before the annuity start date.

CASH VALUE
The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

COMPANY (WE, US, OUR, FARMERS)
Farmers New World Life Insurance Company.

CONTRACT MONTH, YEAR OR ANNIVERSARY
A month, year or anniversary as measured from the issue date.

CONTRACT VALUE
The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the variable account and the fixed account.

FINAL ANNUITY DATE
The Contract anniversary when the oldest annuitant is age 95.

FIXED ACCOUNT
An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE
Your Contract Value in the fixed account.

FREE WITHDRAWAL AMOUNT
An amount you can withdraw each Contract year as a partial withdrawal without incurring a surrender charge.

FUNDS
Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT
The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE
The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

ISSUE DATE
The date on which we credit the initial premium payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the fixed account, or to the fixed account and the subaccounts you selected on your application.

NET INVESTMENT FACTOR
The factor we use to determine the value of an accumulation unit at the end of each valuation period. We determine the net investment factor separately for each subaccount.

PAY-IN PERIOD
The period that begins when we issue your Contract and ends on the annuity start date. During the pay-in period, earnings accumulate on a tax-deferred basis until you take money out.

PAYOUT PERIOD
The period beginning on the annuity start date during which you or the person you designate will receive annuity payments.

PORTFOLIO
A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM PAYMENT
Amount you pay to us for the Contract. When we use the term "premium payment" in this prospectus, it means a premium payment less any applicable premium taxes.

QUALIFIED CONTRACT
A Contract issued in connection with a retirement plan that qualifies for special federal income tax treatment under the Tax Code.

SERVICE CENTER
The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. McCamish Systems, L.L.C. is the administrator of the Contract. You can call the Service Center office toll-free at 1-877-376-8008.

SUBACCOUNT
A subdivision of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER
The termination of a Contract at the option of the owner.

TAX CODE
The Internal Revenue Code of 1986, as amended.

VALUATION DAY/BUSINESS DAY
Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open.

VALUATION PERIOD
The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

VARIABLE ACCOUNT
Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE
The portion of the total value of your Contract that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE
The written notice you must sign and send to us to request or exercise your rights as owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)
The person(s) entitled to exercise all rights as owner under the Contract.

                                   HIGHLIGHTS

         These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

                                  THE CONTRACT

         An annuity is a contract between you (the Contract owner) and an insurance company (Farmers) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Farmers Variable Annuity Contract is a special kind of annuity that is:

       -      FLEXIBLE PREMIUM - you may add premium payments at any time.
       - TAX-DEFERRED - you do not have to pay taxes on earnings until you take money out by surrender, partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.
       - VARIABLE - you can direct your premium into any of 12 subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the subaccounts.

         You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

         The Contract allows you to select on your application, for an additional fee:

       -      the optional Guaranteed Minimum Death Benefit, and/or

       -      the optional Guaranteed Retirement Income Benefit.

These riders may not be available in all states, and may vary by state.

         Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from the Contract. The Contract allows you to receive annuity payments under one of three fixed annuity payment options. Unless you opt for the Guaranteed Retirement Income Benefit, the money you can accumulate during the pay-in period will directly determine the dollar amount of any annuity payments you receive.

         This Contract cannot be offered in any state where it is not lawful to make such offer.
                                  HOW TO INVEST

         You may obtain a Contract application from your Farmers agent who is also a licensed registered representative. You may purchase the Contract with a single payment of $500 or more. We will not issue a Contract if you are older than age 90 on the issue date.

         You can pay additional premiums of $500 or more ($50 or more if you authorize us to draw on an account by check or electronic debit) at any time before the annuity start date. You must send all premium payments to the Service Office in Atlanta, Georgia at the address listed on the front cover of this prospectus.

         We may limit the total premium(s) paid to us during any Contract year.

                   CANCELLATION -- THE RIGHT TO EXAMINE PERIOD
         You may return your Contract to us for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium or the Contract Value on the date we receive the returned Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a qualified Contract, we will place your premium(s) in the fixed account for the number of days in your state's right to examine period, plus 10 days. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void. In some states you may have more than 10 days to return the Contract.
                               INVESTMENT OPTIONS

         You may invest your money in any of 12 portfolios by directing it into the corresponding subaccount. The portfolios now available to you under the Contract are:

 JANUS ASPEN SERIES                                SCUDDER VARIABLE LIFE INVESTMENT FUND
   -      Capital Appreciation Portfolio               -   Money Market Portfolio
          (Institutional Shares)                       -   Growth and Income Portfolio (Class A
                                                           Shares)
 KEMPER VARIABLE SERIES                                -   International Portfolio (Class A Shares)
   -      Kemper Government Securities                 -   Bond Portfolio (Class A Shares)
          Portfolio
   -      Kemper High Yield Portfolio              FRANKLIN TEMPLETON VARIABLE INSURANCE
   -      Kemper Small Cap Growth Portfolio        PRODUCTS TRUST
   -      KVS Dreman High Return Equity                -   Templeton Developing Markets Securities Fund
          Portfolio (Formerly Kemper-Dreman                (Class 2 Shares) (Formerly Templeton Developing
          High Return Equity Portfolio)                    Markets Fund)

 PIMCO VARIABLE INSURANCE TRUST
     -    PIMCO Low Duration Bond Portfolio
     -    PIMCO Foreign Bond Portfolio

         EACH ALLOCATION TO A SUBACCOUNT OR THE FIXED ACCOUNT MUST BE AT LEAST $500.

         Each subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges we deduct.

         DEPENDING ON MARKET CONDITIONS, YOU CAN GAIN OR LOSE MONEY IN ANY OF THE SUBACCOUNTS. WE RESERVE THE RIGHT TO OFFER OTHER INVESTMENT CHOICES IN THE FUTURE.

         You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one-year periods at a fixed rate that we guarantee to be not less than 3.0%.

                                    TRANSFERS
         You have the flexibility to transfer assets within your Contract. At any time during the pay-in period and after the Right to Examine Period, you may transfer amounts among the subaccounts and between the fixed account and the subaccounts. Certain restrictions apply:

       - transfers must be at least $100, or the total value in a subaccount or fixed account, if less;
       - Contract Value remaining in a subaccount or the fixed account must be at least $500, or we will transfer the total value;
       - only one transfer may be made from the fixed account each Contract year. The transfer must be made during the 30 days following a Contract anniversary; and
       - transfers cannot be made from any subaccount to the fixed account during the 6 month period following any transfer from the fixed account into one or more subaccounts.

         You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

         AUTOMATIC ASSET REBALANCING PROGRAM

         Under the automatic asset rebalancing program, we will automatically transfer amounts among the subaccounts on a quarterly basis so that the allocation of your Contract Value matches the percentages you specify.

         DOLLAR COST AVERAGING PROGRAM

         The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. Dollar cost averaging is available only during the pay-in period. The minimum transfer amount is $100.

                              ACCESS TO YOUR MONEY
         During the pay-in period, you may receive a cash withdrawal of part of your cash value once each calendar quarter. You may also fully withdraw all your value from the Contract and receive its cash value. This is called a surrender.

         Partial withdrawals are subject to the following conditions:

              -      the minimum amount you can withdraw is $100; and
              - you may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
         Surrenders and partial withdrawals may be subject to a surrender charge. In any Contract year, you may withdraw a portion of your Contract Value, called the free withdrawal amount, without incurring a surrender charge.
         We offer a systematic withdrawal plan whereby, after the first Contract year, you may receive periodic payments of at least $100 on a monthly basis during the pay-in period.

         You may have to pay federal income taxes and a penalty tax on any money you fully or partially withdraw from the Contract. Access to amounts held in qualified Contracts may be restricted or prohibited.

                             STANDARD DEATH BENEFIT

         We will pay a death benefit to the beneficiary on the death of either any owner or the last surviving annuitant before the annuity start date.

         If you do not select the Guaranteed Minimum Death Benefit on your application and if an annuitant (including an owner who is an annuitant) dies before his or her 80th birthday, the death benefit equals the standard death benefit, which is the greater of:

              - the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method; or
              - the minimum death benefit. The minimum death benefit equals the sum of all premiums paid, minus proportional reductions for withdrawals.
         In all other cases, the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method.

                        GUARANTEED MINIMUM DEATH BENEFIT


         The Guaranteed Minimum Death Benefit provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. You may select the Guaranteed Minimum Death Benefit only on your Contract application. We will deduct an additional daily charge from the subaccounts at an annual rate of 0.25% for this benefit.
         On the death of the last surviving annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

              -      the standard death benefit described above;

              - premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant's 80th birthday; minus proportional reductions for withdrawals; or

              - the Greatest Anniversary Value on any Contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant's 80th birthday, minus proportional reductions for withdrawals.

          A different death benefit calculation applies if the last surviving annuitant dies after the Contract anniversary on or next following the annuitant's 80th birthday. See "Death Benefits."
                                FEES AND CHARGES

         MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the subaccounts at an annual rate of 0.95% (1.20% if you select either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit; 1.45% if you choose both benefits).

         ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in each subaccount at an annual rate of 0.20%.

         RECORDS MAINTENANCE CHARGE. We deduct a Records Maintenance Charge of $30 from your Contract Value on the last valuation day of each Contract year during the pay-in period, on the date when the Contract is surrendered, and on the annuity start date. We will waive this charge if your Contract Value is $50,000 or more on the date the charge would be assessed.

         TRANSFER FEE. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the annuity start date.

         SURRENDER CHARGE. During the pay-in period, you may withdraw all or part of your cash value before your death. Certain withdrawals may be taken without payment of any surrender charge. Other withdrawals are subject to surrender charges.
         We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

NUMBER OF COMPLETE YEARS
FROM DATE OF PREMIUM
PAYMENT:
                          0        1       2        3        4        5        6       7+
                         -------------------------------------------------------------------
SURRENDER CHARGE:         7%       6%      5%       5%       4%       3%       2%      0

         In determining surrender charges, we will treat your premium payments as being withdrawn in the order in which we received them -- that is on a first-in, first-out basis.

         We do not assess a surrender charge on:

              -      the death benefit;
              - on the withdrawal of premium payments you paid us more than seven years ago;

              - on withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see, "Surrender Charge"); or
              -      on the free withdrawal amount.


         Each Contract year, you may withdraw the free withdrawal amount which is an amount up to the greater of:
              - Contract Value minus total premiums and minus prior withdrawals that were previously assessed a surrender charge; or
              - 10% of the Contract Value determined at the time the withdrawal is requested.
         PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If applicable, we will make the deduction either: (a) from premium payments as we receive them, (b) from your Contract Value upon surrender or partial withdrawal,
(c) on the annuity start date, or (d) upon payment of a death benefit.

         PORTFOLIO MANAGEMENT FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. One portfolio deducts 12b-1 fees. For 1999, these charges ranged from 0.43% to 1.81% annually. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

                               ANNUITY PROVISIONS

         ANNUITY OPTIONS. The Contract allows you to receive income payments under one of three fixed annuity options beginning on the annuity start date you select. The latest annuity start date you may select is the Contract anniversary when the oldest annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

         We will use your cash value (less any applicable premium taxes) on the annuity start date to calculate the amount of your income payments under the annuity option you choose.
                      GUARANTEED RETIREMENT INCOME BENEFIT

         The Guaranteed Retirement Income Benefit provides a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments, once the Contract has been in force for at least 10 Contract years. You may select the Guaranteed Retirement Income Benefit only on your Contract application. We will deduct an additional daily charge from the subaccounts at an annual rate of 0.25% for this benefit.

         The amount of income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity table rates in your Contract for the annuity option you select. On the annuity start date, the amount of income payments we will pay under the Contract will be the greater of:
              - the dollar amount determined under the Guaranteed Retirement Income Benefit; and

              - the dollar amount determined by applying the Contract's cash value to the income benefits, annuity options and annuity tables described in your Contract.

The income base under the Guaranteed Retirement Income Benefit equals the greater of:

         (i) premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals; and

         (ii) the Greatest Anniversary Value for the Contract anniversaries through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals

                               FEDERAL TAX STATUS
         Generally, a Contract's earnings are not taxed until you take them out. For federal tax purposes, if you take money out during the pay-in period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% federal penalty tax on earnings. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered.

         Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender or full withdrawal. Different tax consequences may apply for a qualified Contract. For a further discussion of the federal tax status of variable annuity contracts, see "Federal Tax Status."
                                  INQUIRIES

       If you need additional information, please contact us at:
                  the Service Center
                  P.O. Box 724208
                  Atlanta, Georgia  31139
                  1-877-376-8008 (toll-free)

                                    FEE TABLE
         The purpose of the Fee Table is to help you understand the various costs and expenses that you will pay directly and indirectly by investing in the subaccounts. The Fee Table shows the current expenses for the variable account as well as the actual charges and expenses for each portfolio for the fiscal year ended December 31, 1999, except as stated in the footnotes.
YOUR TRANSACTION EXPENSES


         Sales Charge Imposed on Premium Payments...............................................None
         Maximum Surrender Charge
           (as a percentage of your premium payment) (1)........................................7.0%
         Transfer Fee..............................................No fee for the first 12 transfers in a Contract year;  then $25
                                                                   per additional transfer

RECORDS MAINTENANCE CHARGE (2)...................................................................$30

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the subaccounts)

    With Both the Guaranteed Minimum Death Benefit AND the
    Guaranteed Retirement Income Benefit
         Mortality and Expense Risk Charge...............................................1.45%
         Administrative Expenses.........................................................0.20%
                                                                                        -------
         Total Variable Account Annual Expenses..........................................1.65%

    With Either the Guaranteed Minimum Death Benefit OR the
    Guaranteed Retirement Income Benefit
         Mortality and Express Risk Charge...............................................1.20%
         Administrative Expenses.........................................................0.20%
                                                                                        -------
         Total Variable Account Annual Expenses..........................................1.40%

    With Standard Death Benefit Only
         Mortality and Expense Risk Charge...............................................0.95%
         Administrative Expenses.........................................................0.20%
                                                                                        -------
         Total Variable Account Annual Expenses..........................................1.15%

ANNUAL PORTFOLIO EXPENSES

(as a percentage of average daily net assets in the subaccounts after fee waivers and expense reimbursements)

                                                                                                             TOTAL ANNUAL
                                                                                                           EXPENSES (AFTER
                                                       MANAGEMENT                     OTHER EXPENSES           WAIVERS
                                                           FEES           12b-1           (AFTER                 AND
NAME OF PORTFOLIO                                    (AFTER WAIVERS)      FEES        REIMBURSEMENT)        REIMBURSEMENT)
-----------------                                    ---------------      ----        --------------        --------------
Janus Aspen Series
Capital Appreciation Portfolio                          .65%            --  %            .04%               .69%
(Institutional Shares)(3)

Kemper Variable Series
Kemper Government Securities Portfolio                  .55%            --  %            .08%               .63%

Kemper High Yield Portfolio                             .60%            --  %            .07%               .67%
Kemper Small Cap Growth Portfolio                       .65%            --  %            .06%               .71%
KVS Dreman High Return Equity
  Portfolio(4)                                          .75%            --  %            .11%               .86%

PIMCO Variable Insurance Trust(5)
Low Duration Bond Portfolio                             .25%            --  %            .40%               .65%
Foreign Bond Portfolio                                  .25%            --  %            .85%              1.10%

Scudder Variable Life Investment Fund
Money Market Portfolio                                  .37%            --  %            .06%               .43%
Growth and Income Portfolio (Class A Shares)            .47%            --  %            .08%               .55%
International Portfolio (Class A Shares)                .85%            --  %            .18%              1.03%
Bond Portfolio (Class A Shares)                         .48%            --  %            .09%               .57%

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets Securities Fund            1.25%            .25%            .31%              1.81%
(Class 2 Shares)(6)(7)

1/      We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its cash value, or annuitize under the Contract.
2/      We will also deduct this fee on the annuity start date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

3/      The expense figures shown for the Janus Aspen Capital Appreciation
Portfolio are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee.

4/ Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other operating expenses to the extent necessary to limit total annual expenses of the KVS Dreman High Return Equity Portfolio to 0.87%.

5/      For the PIMCO Low Duration Bond Portfolio, "Other Expenses" reflects a
0.25% administrative fee and a 0.15% service fee. For the PIMCO Foreign Bond Portfolio, "Other Expenses" reflects a 0.50% administrative fee, a 0.15% service fee and 0.20% of interest expense. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% and 0.90% of average daily net assets of the PIMCO Low Duration Bond Portfolio and the PIMCO Foreign Bond Portfolio, respectively. The expense reimbursement does not include the 0.20% interest expense for the PIMCO Foreign Bond Portfolio. Without such reductions, total annual expenses for the fiscal year ended December 31, 1999 would have been 0.78% and 1.25% for the PIMCO Low Duration Bond Portfolio and the PIMCO Foreign Bond Portfolio, respectively. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total annual expenses, including such recoupment, do not exceed the annual expense limit. For the PIMCO Foreign Bond Portfolio, the ratio of net expenses to average net assets excluding interest expense is 0.90%. Fees expressed are restated as of April 1, 2000.

6/      On February 8, 2000, shareholders approved a merger and reorganization that combined the portfolio with the Templeton Developing Markets Equity Fund, effective May 1, 2000. The shareholders of that portfolio had approved new management fees, which apply to the combined portfolio effective May 1, 2000. The table shows restated total expenses based on the new fees and the assets of the portfolio as of December 31, 1999, and not the assets of the combined portfolio. However, if the table reflected both the new fees and the combined assets, the portfolio's expenses after May 1, 2000 would be estimated as:
management fees, 1.25%; 12b-1 fees, 0.25%; other expenses, 0.29%; and total annual expenses, 1.79%.

7/      Class 2 of the Templeton Developing Markets Securities Fund has a
distribution plan or "Rule 12b-1 Plan" which is described in the portfolio's prospectus. While the maximum amount payable under the portfolio's class 2 rule 12b-1 plan is 0.35% per year of the portfolio's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

EXAMPLES

         The purpose of the following Examples is to assist you in understanding the expenses that you would pay over time. The Examples are based on the actual charges and expenses for the variable account and for each portfolio for the fiscal year ended December 31, 1999, as stated in the Fee Table.


EXAMPLE 1

Example 1 below shows the dollar amount of expenses that you would bear directly or indirectly if you:

                -   invested $1,000 in a subaccount;
                -   earned a 5% annual return on your investment;
                -   fully surrendered your Contract, or began receiving annuity payments, with applicable surrender charges deducted; and
                -   selected both the optional Guaranteed Minimum Death Benefit
                    (with an annual charge of 0.25%) and the optional Guaranteed Retirement Income Benefit (with an annual charge of 0.25%), resulting in total variable account expenses of 1.65%.
EXAMPLE 2
Example 2 has the same assumptions as Example 1, except that you selected neither the Guaranteed Minimum Death Benefit nor Guaranteed Retirement Income Benefit, resulting in total variable account expenses of 1.15%.

       ASSUMES YOU SURRENDER OR ANNUITIZE THE CONTRACT             EXAMPLE 1                      EXAMPLE 2
       ------------------------------------------------- ------------------------------ ------------------------------
       SUBACCOUNT                                            1 YEAR         3 YEARS        1 YEAR         3 YEARS
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       JANUS ASPEN SERIES
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Capital Appreciation                                $89.79         $126.03        $85.10         $111.63
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       KEMPER VARIABLE SERIES
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Kemper Government Securities                        $89.23         $124.31        $84.53         $109.89
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Kemper High Yield                                   $89.61         $125.45        $84.91         $111.05
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Kemper Small Cap Growth                             $89.98         $126.60        $85.28         $112.21
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         KVS Dreman High Return Equity                       $91.39         $130.87        $86.70         $116.55
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       PIMCO VARIABLE INSURANCE TRUST
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         PIMCO Low Duration Bond                             $89.42         $124.88        $84.72         $110.47
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         PIMCO Foreign Bond                                  $93.63         $137.67        $88.95         $123.45
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       SCUDDER VARIABLE LIFE INVESTMENT FUND
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Money Market                                        $87.35         $118.57        $82.64         $104.05
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Growth and Income                                   $88.57         $122.30        $83.87         $107.85
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         International                                       $92.97         $135.69        $88.29         $121.44
       ------------------------------------------------- --------------- -------------- -------------- ---------------

       ------------------------------------------------- --------------- -------------- -------------- ---------------
          Bond                                               $88.67         $122.59        $83.96         $108.14
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
       TRUST
       ------------------------------------------------- --------------- -------------- -------------- ---------------
          Templeton Developing Markets Securities
          Fund                                              $100.23         $157.48        $95.58         $143.57
       ------------------------------------------------- --------------- -------------- -------------- ---------------

EXAMPLE 3

Example 3 has the same assumptions as Example 1, except that you decided not to surrender your Contract or begin receiving annuity payments. Surrender charges are not deducted. Like Example 1, we assume that you selected both the optional Guaranteed Minimum Death Benefit (with an annual charge of 0.25%) and the Guaranteed Retirement Income Benefit (with an annual charge of 0.25%), resulting in total variable account expenses of 1.65%.
EXAMPLE 4

Example 4 has the same assumptions as Example 3, except that you selected neither the optional Guaranteed Minimum Death Benefit nor the optional Guaranteed Retirement Income Benefit, resulting in total variable annuity expenses of 1.15%.


       ASSUMES YOU DO NOT SURRENDER OR ANNUITIZE THE
       CONTRACT                                                    EXAMPLE 3                      EXAMPLE 4
       ------------------------------------------------- ------------------------------ ------------------------------
       SUBACCOUNT                                            1 YEAR         3 YEARS        1 YEAR         3 YEARS
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       JANUS ASPEN SERIES
       ------------------------------------------------- --------------- -------------- -------------- ---------------
          Capital Appreciation                               $25.21         $77.55         $20.20          $62.44
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       KEMPER VARIABLE SERIES
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Kemper Government Securities                        $24.61         $75.75         $19.60          $60.61
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Kemper High Yield                                   $25.01         $76.95         $20.00          $61.83
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Kemper Small Cap Growth                             $25.41         $78.15         $20.40          $63.05
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         KVS Dreman High Return Equity                       $26.91         $82.64         $21.91          $67.60
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       PIMCO VARIABLE INSURANCE TRUST
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         PIMCO Low Duration Bond                             $24.81         $76.35         $19.80          $61.22
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         PIMCO Foreign Bond                                  $29.30         $89.79         $24.31          $74.85
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       SCUDDER VARIABLE LIFE INVESTMENT FUND
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Money Market                                        $22.61         $69.72         $17.58          $54.49
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Growth and Income                                   $23.91         $73.65         $18.89          $58.47
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         International                                       $28.61         $87.70         $23.61          $72.74
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Bond                                                $24.01         $73.95         $18.99          $58.78
       ------------------------------------------------- --------------- -------------- -------------- ---------------
       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
       TRUST
       ------------------------------------------------- --------------- -------------- -------------- ---------------
         Templeton Developing Markets Securities
         Fund                                                $36.35        $110.58         $31.39          $95.97
       ------------------------------------------------- --------------- -------------- -------------- ---------------

         The examples assume that you made no transfers. The examples also do not take into account any premium taxes. The examples reflect the Records Maintenance Charge of $30 as an annual charge of 0.15% which we calculated by dividing the total Records Maintenance Charges expected to be collected during a year by an assumed average investment of $20,000 in the Contract.

PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those shown in the examples. Similarly your rate of return may be more or less than the 5% assumed in the examples.

CONDENSED FINANCIAL INFORMATION
         Because the variable account had not commenced operations as of December 31, 1999, no condensed financial information is included in this prospectus.
                 ABOUT FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            AND THE VARIABLE ACCOUNT
================================================================================

FARMERS NEW WORLD LIFE INSURANCE COMPANY

         Farmers New World Life Insurance Company ("Farmers") is the stock life insurance company issuing the Contract. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers' general account supports the fixed account under the Contract.

         Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company, and Zurich Allied AG, a Swiss company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

         Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 41 states and the District of Columbia. The states where Farmers is not licensed are Alaska, Florida, Hawaii, Louisiana, Maine, New Hampshire, New York, North Carolina, and Vermont.
FARMERS ANNUITY SEPARATE ACCOUNT A

         We established the Farmers Annuity Separate Account A (the "variable account") as a variable account under Washington insurance law on April 6, 1999. The variable account will receive and invest premium payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

         Although the assets in the variable account are our property, the portion of the assets in the variable account that are attributable to variable annuity contracts are not chargeable with the liabilities arising out of any other business that we may conduct. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the variable account are credited to or charged against the variable account without regard to our other income, gains or losses.
         The variable account is divided into 12 subaccounts. Additional subaccounts may be available in the future. Each subaccount invests exclusively in shares of a single portfolio of a fund. The income, gains and losses, whether or not realized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

         The variable account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the variable account, the funds or of us by the SEC. The variable account is also subject to the laws of the State of Washington which regulate the operations of insurance companies domiciled in Washington.

                                 THE PORTFOLIOS
================================================================================

         Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company.

         The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

         Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

         Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.
         An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

         The investment objective of each portfolio is summarized below. NO ONE CAN PROMISE THAT ANY PORTFOLIO WILL MEET ITS INVESTMENT OBJECTIVES. Amounts you have allocated to the subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the portfolios in which those subaccounts invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives.

         You can find more detailed information, including a description of risks, fees and expenses of each portfolio, in the prospectuses for the portfolios which accompany this prospectus.

CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.

------------------------------- ----------------------------------------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
------------------------------- ----------------------------------------------------------------------------
JANUS ASPEN CAPITAL
APPRECIATION PORTFOLIO          seeks long-term growth of capital.  It is a non-diversified fund.
(INSTITUTIONAL SHARES)          Investment adviser is Janus Capital Corporation.
------------------------------- ----------------------------------------------------------------------------
KEMPER GOVERNMENT SECURITIES    seeks high current return consistent with preservation of capital.
PORTFOLIO                       Investment adviser is Scudder Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
KEMPER HIGH YIELD PORTFOLIO     seeks to provide a high level of current income.  Investment adviser is
                                Scudder Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
KEMPER SMALL CAP GROWTH         seeks maximum appreciation of investors' capital. Investment adviser is
PORTFOLIO                       Scudder Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
KVS DREMAN HIGH RETURN          seeks to achieve a high rate of total return. Investment adviser is
EQUITY PORTFOLIO                Scudder Kemper Investments, Inc.; investment sub-adviser is Dreman Value
                                Management L.L.C.
------------------------------- ----------------------------------------------------------------------------
PIMCO LOW DURATION BOND         seeks to maximize total return, consistent with preservation of capital
PORTFOLIO                       and prudent investment management.  Investment adviser is Pacific
                                Investment Management Company.
------------------------------- ----------------------------------------------------------------------------
PIMCO FOREIGN BOND PORTFOLIO    seeks to maximize total return, consistent with preservation of capital and prudent investment management.  Investment adviser is Pacific
                                Investment Management Company.
------------------------------- ----------------------------------------------------------------------------
MONEY MARKET PORTFOLIO          seeks to maintain stability of capital and consistent therewith, to maintain the liquidity of capital and to provide current income. Investment adviser is Scudder Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO     seeks long-term growth of capital, current income and growth of income.
(CLASS A SHARES)                Investment adviser is Scudder Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO         seeks long-term growth of capital primarily through diversified holdings
(CLASS A SHARES)                of marketable foreign equity investments.  Investment adviser is Scudder
                                Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
BOND PORTFOLIO (CLASS A         seeks a high level of income consistent with a high quality portfolio of
SHARES)                         debt securities. Investment adviser is Scudder Kemper Investments, Inc.
------------------------------- ----------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS    seeks long-term capital appreciation.  The Fund invests primarily in
SECURITIES FUND (CLASS 2        emerging market equity securities.  Investment adviser is Templeton Asset
SHARES)                         Management Ltd.
------------------------------- ----------------------------------------------------------------------------

AVAILABILITY OF THE PORTFOLIOS

         We cannot guarantee that each portfolio will always be available for investment through the Contracts.

         We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

         We also reserve the right in our sole discretion to establish additional subaccounts, or eliminate or combine one or more subaccounts. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. Additional information regarding the substitutions of investments and resolving conflicts among funds may be found in the SAI.

                                THE PAY-IN PERIOD
================================================================================

         The pay-in period begins when we issue your Contract and continues until the annuity start date. The pay-in period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

PURCHASING A CONTRACT

         You may purchase a Contract with a premium payment of $500 or more. The first premium payment is the only one we require you to make.

         To purchase a Contract, you must complete an application and send it with your premium to us through one of our authorized agents who is also a registered representative. Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment.

         If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.
         We will not issue you a Contract if you are older than age 90 on the issue date.

CANCELLATION -- THE 10 DAY RIGHT TO EXAMINE PERIOD

         You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send it to our Home Office at Mercer Island, Washington, before the end of the right to cancel period.

         In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a qualified Contract, we will place your premium(s) in the fixed account for the number of days in your state's right to examine period, plus 10 days. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

DESIGNATING YOUR INVESTMENT OPTIONS

         When you complete your application, you will give us instructions on how to allocate your first premium payment among the 12 subaccounts and the fixed account. The amount you direct to a particular subaccount and/or to the fixed account must be in whole percentages from 1% to 100% of the premium payment, and must equal at least $500.

         If your application is complete and your premium payment has been received at the Service Center, we will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five business days. If we cannot complete your application within five business days after we receive it, we will return your premium payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

         The date we credit your initial premium payment to your Contract is the issue date. In most states, on the issue date we will allocate your initial premium to the subaccounts and the fixed account as you specified on your application.

         If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a qualified Contract, we will allocate the initial premium(s) to the fixed account on the issue date. While held in the fixed account, your premium(s) will be credited with interest at current fixed account rates. The premium(s) will remain in the fixed account for the number of days in your state's right to examine period, plus 10 days. On the first valuation day on or after that period, we will reallocate all Contract Value from the fixed account to the subaccounts and fixed account as you selected on the application.
         We may reject any application or premium payment for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

         There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that premium payments must be at least $500 ($50 if you authorize us to draw on an account by check or electronic debit). You may make premium payments at any time until the earliest of: (a) the annuity start date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).

         We will not accept total premium payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Tax Code may also limit the amount of premiums you may make.

         We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the valuation day on which we receive them at the Service Center. Our valuation day closes at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If we receive your premium payments after the close of a valuation day, we will calculate and credit them as of the end of the next valuation day.

         We will direct your premium payment to the subaccounts and/or the fixed account according to your written instructions in effect at the time we receive it at the Service Center. However, you may direct individual premium payments to a specific subaccount and/or to the fixed account without changing your instructions. You may change your instructions at any time by sending us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the fixed account.


         THE VALUE OF YOUR CONTRACT INVESTED IN A SUBACCOUNT WILL VARY WITH THE INVESTMENT PERFORMANCE OF THAT SUBACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

                               YOUR CONTRACT VALUE
================================================================================

VARIABLE ACCOUNT VALUE

         Your variable account value will reflect the investment experience of the selected subaccounts, any premium payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum variable account value.

         CALCULATING VARIABLE ACCOUNT VALUE

         Your variable account value is determined at the end of each valuation day. The value will be the total of your Contract's value in each of the subaccounts. We determine your Contract's value in each subaccount by multiplying that subaccount's unit value for the relevant valuation period by the number of accumulation units of that subaccount allocated to the Contract.

         NUMBER OF ACCUMULATION UNITS

         Any amounts you allocate or transfer to the subaccounts will be converted into subaccount accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a subaccount by the accumulation unit value for that subaccount at the end of the valuation day during which the amount was allocated or transferred. The number of accumulation units in any subaccount will be increased at the end of the valuation day by:

                  - any premium payments allocated to the subaccount during the current valuation day; and
                  - by any amounts transferred to the subaccount from another subaccount or from the fixed account during the current valuation day.

         Any amounts transferred, surrendered or deducted from a subaccount will be processed by canceling or liquidating accumulation units. The number of accumulation units to be canceled is determined by dividing the dollar amount being removed from a subaccount by the accumulation unit value for that subaccount at the end of the valuation day during which the amount was removed. The number of accumulation units in any subaccount will be decreased at the end of the valuation day by:

                  - any amounts transferred (including any applicable transfer fee) from that subaccount to another subaccount or to the fixed account on that valuation day;
                  - any amounts withdrawn or surrendered (including any applicable surrender charges and premium taxes) on that valuation day; and
                  - the Records Maintenance Charge, if assessed on that valuation day.

         ACCUMULATION UNIT VALUE
         The accumulation unit value for each subaccount's first valuation day was set at $10. The accumulation unit value for each subaccount is recalculated at the end of each valuation day by multiplying the accumulation unit value at the end of the immediately preceding valuation day by the Net Investment Factor for the valuation day for which the value is being determined. The new accumulation unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each valuation period.
         We determine a separate accumulation unit value for each subaccount. We will also determine separate sets of accumulation unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

         The formula for computing the Net Investment Factor is in the SAI.

                      TRANSFERS BETWEEN INVESTMENT OPTIONS
================================================================================
         After the right to examine period has expired and before the annuity start date, you may transfer all or part of the amount in a subaccount or the fixed account to another subaccount or the fixed account, subject to the restrictions described below.
         The minimum amount that you may transfer is $100 or your total value in that subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or fixed account below $500, we will transfer the entire amount in the subaccount.

         You may make one transfer from the fixed account to the subaccounts each Contract year during the 30 days following a Contract anniversary. We measure a Contract year from the anniversary of the issue date. You may not make a transfer into the fixed account during the six months following any transfer you make out of the fixed account to any subaccount(s).

         Transfers will be processed based on the accumulation unit values determined at the end of the valuation day on which we receive your written request or telephone authorization to transfer, provided we receive the request at our Service Center before the close of our valuation day, usually 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If we receive your request after the close of our valuation day, we will process the transfer request using the accumulation unit value for the next valuation day. There currently is no limit on the number of transfers that you can make among subaccounts or to the fixed account.
         We may suspend or modify this transfer privilege at any time.

AUTOMATIC ASSET REBALANCING PROGRAM

         The automatic asset rebalancing program permits you to maintain the percentage of the Contract Value allocated to each subaccount at a pre-set level. Under the program, automatic transfers are made among the subaccounts on a quarterly basis so that your Contract Value is reallocated to match the percentages you specify. Asset rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

         Transfers under this program are not subject to the $100 minimum transfer limitation. We will not charge a transfer fee for asset rebalancing. You may not include the fixed account in the asset rebalancing program. We may change, terminate, limit or suspend automatic asset rebalancing at any time.

         You may elect automatic asset rebalancing on your application or you may enroll in automatic asset rebalancing at any time by completing a form and return it to the Service Center. You may cancel your participation in the program at any time.

         We may suspend or modify this automatic asset rebalancing program at any time.

THIRD PARTY TRANSFERS

         If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.
EXCESSIVE TRADING LIMITS

         We reserve the right to limit transfers in any Contract year, or to refuse any transfer request for a Contract owner if:


         - we believe, in our sole discretion, that excessive trading by the Contract owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other Contract owners; or
         - we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

DOLLAR COST AVERAGING PROGRAM

         Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

         Dollar cost averaging is only available during the pay-in period. You may cancel your participation in the program at any time.

         You may enroll in the dollar cost averaging program at any time by completing our dollar cost averaging form and sending it to the Service Center. We make transfers on the same day of every month as your issue date. We must receive the form at least 5 valuation days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in an account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100.

         We may suspend or modify this dollar cost averaging program at any time.

TELEPHONE TRANSFERS

         Unless you notify us on your application or in writing that you do not want the ability to make transfers by telephone, you will have the ability to make a transfer by giving us instructions over the telephone. You may use your telephone to authorize a transfer from one subaccount or the fixed account to another subaccount or the fixed account, to change the allocation instructions for future investments, and/or to change asset rebalancing and dollar cost averaging programs.
         We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures.

         The procedures that we may follow for telephone transfers include:

          - providing you with a written confirmation of all transfers made according to telephone instructions,
          - requiring a form of personal identification prior to acting on instructions received by telephone, and
          -   tape recording instructions received by telephone.

         We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

TRANSFER FEE
         We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. See "Fees and Charges."

                              ACCESS TO YOUR MONEY
================================================================================

SURRENDERS

         At any time before the annuity start date, you may surrender your Contract for its cash value.

         The cash value is equal to :

                  -  the Contract Value; minus
                  -  any applicable surrender charges; minus
                  -  any premium taxes not previously deducted; minus
                  -  the Records Maintenance Charge unless waived.

         The cash value will be determined at the accumulation unit value next determined as of the close of business on the day we receive your written request for surrender at the Service Center, unless you specify a later date in your request. If we receive your written request after the close of our business day, usually 4:00 p.m. Eastern Time, we will determine the surrender value as of the next business day. The cash value will be paid in a lump sum unless you request payment under an annuity option. A surrender may have adverse federal income tax consequences, including a penalty tax. See "Federal Tax Consequences."
PARTIAL WITHDRAWALS

         Once each calendar quarter before the annuity start date, you may request a withdrawal of part of your cash value. Partial withdrawals are subject to the following conditions:

                  -  the minimum amount you can withdraw is $100; and
                  - you may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

         We will withdraw the amount you request from the Contract Value as of the valuation day on which we receive your written request for the partial withdrawal at our Service Center, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the withdrawal as of the next business day. We will then reduce the amount remaining in the Contract by any applicable surrender charge plus the dollar amount we sent to you.
         You may specify how much you wish to withdraw from each subaccount and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the subaccounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each subaccount and the fixed account has to the entire Contract Value before the partial withdrawal.

         Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See "Death Benefits."

         If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total premium payments you have paid. See "Death Benefits" and "Guaranteed Retirement Income Benefit."
         INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

         Your right to make surrenders and partial withdrawals is also subject to any restrictions imposed by applicable law or employee benefit plan.

         See "Surrender Charges" for an explanation of the surrender charges that may apply.

SYSTEMATIC WITHDRAWAL PLAN

         After your first Contract year, you can elect to receive regular payments from your Contract Value during the pay-in period. You instruct us to withdraw selected amounts from the fixed account or any of the subaccounts. We will make these withdrawals on a monthly basis. You must complete an enrollment form and send it to the Service Center. You may terminate the systematic withdrawal plan at any time.

         There are some limitations to the systematic withdrawal plan:
               -   withdrawals must be at least $100;
               - you must have a minimum balance at least equal to the amount you want to withdraw; and
               - we will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

         Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.


                                 DEATH BENEFITS
================================================================================

         Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

DEATH BENEFITS BEFORE THE ANNUITY START DATE

         We will pay a death benefit to the beneficiary if any of the following occurs during the pay-in period:


                    -  the owner or any joint owner dies, or

                    -  the last surviving annuitant dies.

         If any owner is a non-natural person, then the death of any annuitant will be treated as the death of an owner.
         STANDARD DEATH BENEFIT

         If you have not selected the Guaranteed Minimum Death Benefit on your application, and if an annuitant (including an owner who is an annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:
                  - the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method at the Service Center; or
                  - the minimum death benefit. The minimum death benefit equals the sum of all premiums, minus proportional reductions for withdrawals.

         In all other cases, the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method. Such other cases include the death of an annuitant who has attained his or her 80th birthday, or death of an owner who is not an annuitant.

         The proportional reduction in the minimum death benefit equals:

                  - the minimum death benefit immediately prior to the withdrawal; multiplied by

                  - the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

GUARANTEED MINIMUM DEATH BENEFIT
         On your Contract application, you may select the Guaranteed Minimum Death Benefit. Under this benefit, the death benefit payable in the event of the last surviving annuitant's death is enhanced as described below. This death benefit is only payable during the pay-in period and is not available after the annuity start date. No Guaranteed Minimum Death Benefit is ever payable if a non-annuitant owner dies. If you select this option, we will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.



         Under the Guaranteed Minimum Death Benefit, the death benefit we will pay upon the death of the last surviving annuitant is the greatest of the following:
         1.       the standard death benefit as described above;

         2. premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant's 80th birthday, minus proportional reductions for withdrawals; or

         3. the Greatest Anniversary Value on any contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant's 80th birthday, minus proportional reductions for withdrawals.
                  The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

         If the last surviving annuitant dies after the Contract anniversary coincident with or next following that annuitant's 80th birthday and before the annuity start date, the amounts calculated under 2 and 3 will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

         If the last surviving annuitant was older than 80 on the issue date, then no death benefit will be payable under 2 or 3 above.

         The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

                  - the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and

                  - the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

         The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.
         In determining the death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

         The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

DISTRIBUTION UPON DEATH

         If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

         In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Tax Code.

         If any owner dies before the annuity start date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the owner's death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

         If the sole beneficiary is the surviving spouse of the deceased owner, the Contract may be continued (in lieu of paying the death benefit) with the surviving spouse as the sole owner.

         If an owner is a non-natural person, then each annuitant will be treated as an owner for purposes of distributing the death benefit, and any death of an annuitant will be treated as the death of the owner for purposes of these requirements. Moreover, if the annuitant is also an owner, then the death of such annuitant will also be treated as the death of an owner.

DEATH BENEFITS ON OR AFTER THE ANNUITY START DATE

         If an annuitant dies on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If you are not the annuitant and you die while an annuitant is still living, we will continue to pay the income payments for the annuitant's lifetime in the same manner as before your death.


                                FEES AND CHARGES
================================================================================

MORTALITY AND EXPENSE RISK CHARGE

         As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

         The mortality risk we assume is that annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the annuity start date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

         If you choose either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income, we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you choose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See "Fee Table."

ASSET-BASED ADMINISTRATION CHARGE

         We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as owner inquiries, changes in allocations, owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the variable account.

TRANSFER FEE

         A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.
SURRENDER CHARGE

         We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw cash value before the annuity start date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving annuitant.
         As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) we have held for less than seven years; and
(b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

                  NUMBER OF COMPLETED
                  YEARS FROM THE DATE OF                         SURRENDER CHARGE
                  PREMIUM PAYMENTS                               PERCENTAGE
                  -----------------------------------------   ---------------------------------
                  0..............................                      7%
                  1..............................                      6%
                  2..............................                      5%
                  3..............................                      5%
                  4..............................                      4%
                  5..............................                      3%
                  6..............................                      2%
                  7 and later....................                      0%

         In determining surrender charges, we will deem premiums to be surrendered in the order in which they were received -- that is, on a first-in, first-out basis.

         Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.

         When you request a withdrawal, you will be sent a check in the amount you requested, less applicable tax withholding. If a surrender charge applies, your Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the fixed account in which the Contract is invested based on the remaining Contract Value in each subaccount and the fixed account, unless you request otherwise.

         FREE WITHDRAWAL AMOUNT
         In any Contract year before the annuity start date, you may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the free withdrawal amount. Each Contract year, the free withdrawal amount is an amount up to the greater of:

                  - Contract Value minus total premiums and minus prior withdrawals that were previously assessed a surrender charge; or
                  - 10% of the Contract Value determined at the time the withdrawal is requested.

In addition, you may withdraw, free of surrender charge, any premium that has been held by us for more than seven years.

         EXAMPLE OF SURRENDER CHARGE CALCULATION
         This example is for a Contract issued on July 1, 2000 with a $10,000 premium paid on the issue date. No subsequent premiums are paid.

         The owner wishes to withdraw $4,000 on September 15, 2003. Suppose the Contract Value is $12,700 on that date, before the withdrawal.
The free withdrawal amount is the larger of (a) and (b):

         (a)   $12,700 - 10,000 = $2,700
         (b)   (10%)(12,700)     = $1,270

The free withdrawal amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

         ($4,000 - $2,700)(5%) = $65

Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2. They also may be subject to federal income tax.
         WAIVER OF SURRENDER CHARGE RIDERS

         If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

          - after an annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or
          - (after one year from the effective date of the rider) if an annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

RECORDS MAINTENANCE CHARGE
         At the end of each Contract year before the annuity start date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the fixed account based on the proportion that the value in each subaccount and the fixed account bears to the total Contract Value. We will also deduct this charge on the annuity start date, or the date you surrender the Contract.
         We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

PORTFOLIO MANAGEMENT FEES AND CHARGES

         Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, one portfolio deducts 12b-1 fees. For 1999, total portfolio fees and charges ranged from 0.43% to 1.81%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

      We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or affiliate. Such compensation may range from 0.15% to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Contract, and in some cases, other contracts issued by Farmers (or its affiliates). We also receive a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for providing certain services permitted under the fund's 12b-1 plan. Some advisers, administrators, or portfolios may pay us more than others.
PREMIUM TAXES

         Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

           -  from premium payments as we receive them,
           -  from Contract Value upon surrender or partial withdrawal,
           -  on the annuity start date, or
           -  upon payment of a death benefit.

OTHER TAXES

         Currently, no charge is made against the variable account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the variable account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

                                THE PAYOUT PERIOD
================================================================================

THE ANNUITY START DATE
         The annuity start date is the day that the payout period begins under the annuity option you have selected. If you own a Contract that is not a qualified Contract, you must select the annuity start date on which you will begin to receive annuity payments. The annuity start date can be no later than the Final Annuity Date (the Contract anniversary when the oldest annuitant is age 95).
         In the case of an IRA that satisfies Tax Code section 408, the annuity start date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the annuity start date for Roth IRAs can be no later than the final annuity date.

ANNUITY OPTIONS

         You must chose an annuity option on or before the annuity start date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the annuity start date while the annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the annuity start date. The annuity options we currently offer provide for fixed annuity payments.
         You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the annuity start date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

         If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10 year guarantee period, as described below.

         A beneficiary may have the death benefit paid as an annuity under one of the annuity options.
DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

         On the annuity start date, we will use the cash value to calculate your annuity payments under the annuity option you select. Cash value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.
         For qualified Contracts, distributions must satisfy certain requirements specified in the Tax Code.

FIXED ANNUITY PAYMENTS

         Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

         The amount of each payment depends on:

           -  the form and duration of the annuity option you choose;
           -  the age of the annuitant;
           -  the sex of the annuitant (if applicable);
           -  the amount of your Contract Value on the annuity start date; and
           -  the applicable guaranteed annuity tables in the Contract.

         The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

GUARANTEED ANNUITY TABLES

         The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both annuitants and their adjusted ages at the time we are due to pay the first payment.
         The adjusted age of the annuitant is determined by calculating the age at the nearest birthday of the annuitant on the annuity start date and subtracting a number that depends on the year in which the annuity start date belongs:


                            annuity start date                        Adjusted Age is Age Minus
                            ------------------                        -------------------------
                                Before 2001                                    0 Years
                               2001 to 2010                                    1 Year
                               2011 to 2020                                    2 Years
                               2021 to 2030                                    3 Years
                               2031 to 2040                                    4 Years
                                After 2040                                     5 Years

         Once you have selected an annuity option, you may not change that election with respect to any annuitant if annuity payments have begun.

         After the annuity start date, the Contract no longer participates in the variable account.
DESCRIPTION OF ANNUITY OPTIONS

         FIRST OPTION -- LIFE INCOME.* We will make payments for the annuitant's lifetime. We will stop making monthly payments with the last payment due prior to the annuitant's death.

         SECOND OPTION -- LIFE INCOME WITH A GUARANTEE PERIOD. We will make payments for the annuitant's lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period.

         THIRD OPTION -- JOINT AND SURVIVOR LIFE ANNUITY.* Under this option, we will make annuity payments so long as two annuitants are alive. After the death of one of the annuitants, we will continue to make payments for the lifetime of the surviving annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving annuitant's death.




         The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant's age (and if applicable, sex or adjusted age).

         Other options may be available.

---------------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES (OR ANNUITANTS DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT DIES (OR ANNUITANTS DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

                      GUARANTEED RETIREMENT INCOME BENEFIT
================================================================================

         We offer an optional Guaranteed Retirement Income Benefit under this Contract. Here are some terms you will need to know before reading this section:

     - THE GUARANTEED ANNUITY RATES are the rates contained in your Contract under "Guaranteed Annuity Tables."

     -   INCOME BASE equals the greater of:

         (i) premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals; and

                  through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals.

         In determining the income base when the oldest joint annuitant is over 80 on the annuity start date, the income base on the Contract anniversary coincident with or next following the annuitant's 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

    - PROPORTIONAL REDUCTION (for purposes of the Guaranteed Retirement Income Benefit) equals:
          - the income base under either (i) or (ii) above immediately prior to the withdrawal; MULTIPLIED BY
          - the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

                                      * * *

         The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the annuitant once the Contract has been in force for ten Contract years. You must select the Guaranteed Retirement Income Benefit on your initial Contract application. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

         If you select the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each valuation day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. See "Fees and Charges."

         You may choose to receive the Guaranteed Retirement Income Benefit on the annuity start date, if all of the following conditions are met:

        - You choose an annuity option that provides payments for the lifetime of one or more annuitants with payments guaranteed for a period not to exceed 10 years;
        - You select an annuity start date that is on or after the 10th Contract anniversary;
        - You select an annuity start date that occurs within 30 days following a Contract anniversary;
        - The annuity start date is before the annuitant's 91st birthday and after the annuitant's 60th birthday. If the annuitant is younger than 44 on the issue date, the annuity start date must be after the 15th Contract anniversary.

         The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the annuity start date, the income payments we will pay under the Contract will equal the greater of:

        - the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and

        - the dollar amount determined by applying the Contract's cash value to the income benefits, annuity options and current annuity tables as described in your Contract.

         We will pay the Guaranteed Retirement Income Benefit for the life of a single annuitant, or the lifetimes of two annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two annuitants, then we will use the age of the oldest joint annuitant to determine the income base.

         THE GUARANTEED RETIREMENT INCOME BENEFIT GUARANTEES A MINIMUM INCOME THAT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS. Therefore the income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract's guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract's cash value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit).

         The Guaranteed Retirement Income Benefit may not be available in all states, and it may vary by state.

                                THE FIXED ACCOUNT
================================================================================

         You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

         The fixed account is not registered with the SEC under the Securities Act of 1933 (the "1933 Act"). Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account which are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

         On each valuation period (before the annuity start date), the fixed account value is equal to:

         -     the total of premiums allocated to the fixed account; MINUS

         -     any applicable premium taxes; PLUS

         -     amounts transferred from the subaccounts; INCREASED BY

         -     any credited interest; and DECREASED BY

         - any transfers and withdrawals from the fixed account, and by any charges deducted from the fixed account.

         We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

         The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

         We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

         We allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.
FIXED ACCOUNT TRANSFERS

         GENERAL
         A transfer charge of $25 will be imposed for the thirteenth and each subsequent request you make to transfer Contract Value from one or more subaccounts to the fixed account (or to one or more subaccounts) during a single Contract year before the annuity start date.

         Before the annuity start date, you may make one transfer each Contract year during the 30 days following a Contract anniversary from the fixed account to one or more of the subaccounts.
         You may not make transfers from any subaccount to the fixed account during the six months following any transfer you make from the fixed account to any subaccount, or after you begin to receive annuity payments.

         PAYMENT DEFERRAL

         We have the right to defer payment of any surrender, partial withdrawal, or transfer from the fixed account for up to six months from the date we receive your written request at the Service Center. During such deferral, we will continue to credit interest at the current guaranteed interest rate for the fixed account.

                    INVESTMENT PERFORMANCE OF THE SUBACCOUNTS
================================================================================

         The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

         First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

         Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

         Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

         Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

         In advertising and sales literature (including illustrations), the performance of each subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the subaccount. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
         Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the variable account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

         Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

         We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a subaccount's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the subaccount investment experience is positive.


                                  VOTING RIGHTS
================================================================================

         We are the legal owner of the portfolio shares held in the subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the subaccounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

         When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the subaccount invests. It may include fractional shares. Before the annuity start date, you hold a voting interest in each subaccount to which the Contract Value is allocated. If you have a voting interest in a subaccount, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that subaccount invests.

         If we do not receive timely voting instructions for portfolio shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the SAI.

                               FEDERAL TAX MATTERS
================================================================================

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

         We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."

         When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

         If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

         We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.
TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON

         If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
         The following discussion generally applies to Contracts owned by natural persons.

         WITHDRAWALS

         When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

         PENALTY TAX ON CERTAIN WITHDRAWALS

         In the case of a distribution from a Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

          -   made on or after the taxpayer reaches age 59 1/2;
          -   made on or after the death of an Owner;
          -   attributable to the taxpayer's becoming disabled; or
          - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

         Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

         ANNUITY PAYMENTS
         Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
         TAXATION OF DEATH BENEFIT PROCEEDS
         Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.
         TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

         A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

         WITHHOLDING

         Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS
         All non-qualified defined annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.
         FURTHER INFORMATION

         We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

         The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

         INDIVIDUAL RETIREMENT ANNUITIES (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the use of the Contract and the riders as a traditional IRA and a SIMPLE IRA. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Guaranteed Minimum Death Benefit provision in the Contract comports with IRA qualification requirements.
         SIMPLE IRAS, permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

         ROTH IRAS, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

OTHER TAX ISSUES

         Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax advisor for more information about these distribution rules.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

OUR INCOME TAXES

         At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the subaccounts) of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the variable account or the Contracts.

         Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

                                OTHER INFORMATION

PAYMENTS
         During the pay-in period, we will usually pay you any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

         However, we may suspend or postpone payments during any period when:

          - the New York Stock Exchange is closed, other than customary weekend and holiday closings;
          - trading on the New York Stock Exchange is restricted as determined by the SEC;
          - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of the value of the variable account's net assets not reasonably practicable; or
          - the SEC permits, by order, the suspension or postponement of payments for your protection.

         If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

         We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the fixed account for up to six months from the date we receive your written request.
MODIFICATION

         Upon notice to you, we may modify the Contract to:

          -   permit the Contract or the variable account to comply with any applicable law or regulation issued by a government agency;
          -   assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
          -   reflect a change in the operation of the variable account; or
          -   provide additional investment options.

         In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS

         The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD"). Sales commissions will be paid to broker-dealers who sell the Contracts. Sales commissions may vary, but are expected not to exceed 7.0% of premium payments. The broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay additional promotional incentives, in the form of cash or other compensation, such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described under "Fees and Charges."

         Investors Brokerage Services, Inc. ("IBS"), 1 Kemper Drive, Long Grove, Illinois 60049-0001, acts as the principal underwriter for the Contracts. IBS is affiliated with Farmers. IBS is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the NASD.
LEGAL PROCEEDINGS

      Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, we believe that the ultimate disposition of these proceedings should not have a material adverse effect on the financial position of Farmers New World Life Insurance Company. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the variable account.
REPORTS TO OWNERS

         Before the annuity start date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the fixed account) of the Contract, and any further information required by any applicable law or regulation.

INQUIRIES

         Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

YEAR 2000 MATTERS

         In 1995, Farmers Group, Inc. ("FGI") initiated a Year 2000 project (the "Year 2000 Project") in order to prepare for the information processing problems presented by the approach of the new millennium. FGI expended significant efforts to gain a complete understanding of Year 2000 implications and to develop a strategy to make FGI's systems Year 2000 compliant. The costs associated with the Year 2000 Project were expensed as incurred and, through December 31, 1999, totaled $23.2 million. The costs related to the Year 2000 Project were consistent with management's expectations of the total costs that would be incurred in connection with Year 2000 issue. No further costs related to the Year 2000 Project are expected.

         The Year 2000 issue has not presented any significant disruptions to the operations of FGI. However, FGI will continue to monitor its systems throughout the year to ensure that all systems are operating properly. FINANCIAL STATEMENTS

         Our audited balance sheets as of December 31, 1999 and 1998, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999, as well as the Independent Auditors' Report, are contained in the SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the

Contracts. They should not be considered as bearing on the investment performance of the assets held in the variable account.
         There are no financial statements for the variable account, because it had not commenced operations as of December 31, 1999.

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the variable account. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1 (877) 376-8008. The following is the Table of Contents for the SAI.

                                                                                             Page
                                                                                             ----
ADDITIONAL CONTRACT PROVISIONS.............................................................. 1
         The Contract....................................................................... 1
         Incontestability................................................................... 1
         Incorrect Age or Sex............................................................... 1
         Nonparticipation................................................................... 1
         Waiver of Surrender Charge Riders.................................................. 2
         Tax Status of the Contracts........................................................ 2
CALCULATION OF SUBACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA.................. 3
         Money Market Subaccount Yields..................................................... 3
         Other Subaccount Yields............................................................ 5
         Average Annual Total Returns for the Subaccounts................................... 6
         Non-Standard Subaccount Total Returns.............................................. 7
         Adjusted Historic Portfolio Performance Data....................................... 7
         Effect of the Records Maintenance Charge on Performance Data....................... 8
HISTORIC PERFORMANCE DATA................................................................... 8
         General Limitations................................................................ 8
         Time Periods Before the Date the Variable Account Commenced Operations............. 8
         Tables of Adjusted Historic Total Return Quotations................................ 8
NET INVESTMENT FACTOR.......................................................................12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........................................12
         Resolving Material Conflicts.......................................................13
VOTING RIGHTS...............................................................................13
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS......................................................13
DISTRIBUTION OF THE CONTRACTS...............................................................14
LEGAL MATTERS...............................................................................14
EXPERTS.....................................................................................14
OTHER INFORMATION...........................................................................15
FINANCIAL STATEMENTS........................................................................15

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the
                            FARMERS VARIABLE ANNUITY

              Individual Flexible Premium Variable Annuity Contract

                                 Issued Through
                       FARMERS ANNUITY SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                                 (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                           1-877-376-8008 (toll free)


    This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Annuity individual flexible premium variable annuity contract offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2000 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.

    This Statement incorporates terms used in the current Prospectus for each Contract.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR CONTRACT AND THE PORTFOLIOS.
    The date of this Statement of Additional Information is May 1, 2000.

                                TABLE OF CONTENTS

                                                                                        Page
ADDITIONAL CONTRACT PROVISIONS............................................................1
       The Contract.......................................................................1
       Incontestability...................................................................1
       Incorrect Age or Sex...............................................................1
       Nonparticipation...................................................................2
       Waiver of Surrender Charge Riders..................................................2
       Tax Status of the Contracts........................................................2
CALCULATION OF SUBACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA................3
       Money Market Subaccount Yields.....................................................3
       Other Subaccount Yields............................................................5
       Average Annual Total Returns for the Subaccounts...................................6
       Non-Standard Subaccount Total Returns..............................................7
       Adjusted Historic Portfolio Performance Data.......................................7
       Effect of the Records Maintenance Charge on Performance Data.......................8
HISTORIC PERFORMANCE DATA.................................................................8
       General Limitations................................................................8
       Time Periods Before The Date The Variable Account Commenced Operations.............8
       Tables Of Adjusted Historic Total Return Quotations................................8
NET INVESTMENT FACTOR....................................................................12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS........................................12
       Resolving Material Conflicts......................................................13
VOTING RIGHTS............................................................................13
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...................................................14
DISTRIBUTION OF THE CONTRACTS............................................................14
LEGAL MATTERS............................................................................14
EXPERTS..................................................................................15
OTHER INFORMATION........................................................................15
FINANCIAL STATEMENTS.....................................................................15

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

    The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider allstatements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract.

    Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person -- no agent or registered representative -- has authority to change or waive any provision of the Contract.

    Upon notice to you, we may modify the Contract if necessary to:

    - permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues; or
    - assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or
    - effect a change in the operation of the variable account or to provide additional investment options.

    In the event of such modifications, we will make the appropriate endorsement to the Contract.

INCONTESTABILITY

    We will not contest the Contract after the issue date.

INCORRECT AGE OR SEX

    We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the annuity start date and the amount of the annuity payments by using the correct age and sex. After the annuity start date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

NONPARTICIPATION

    The Contract does not participate in our surplus earnings or profits. We will not pay dividends on the Contract.

WAIVER OF SURRENDER CHARGE RIDERS

    On issuance we will automatically issue riders that waive surrender charges if:

            - the owner is under age 75 at the time we issue the Contract and the annuitant is confined in a hospital or skilled health care facility continuously for at least 90 days and remains confined at the time of the surrender request; or

            - the annuitant is diagnosed with a terminal illness after the Contract is issued and is expected to live for 12 months or less, and the aggregate maximum withdrawal is $250,000, or less.

    There is no additional charge for the issuance of the waiver of surrender charge riders. These riders may not be available in all states.

TAX STATUS OF THE CONTRACTS

    Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

    Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

    Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premiums and transfer amounts among the investment divisions of the variable account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over variable account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the variable account assets supporting the Contract.

    Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.

    The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.

   CALCULATION OF SUBACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA

    We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

    We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

    These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

    We calculate the current yield by the following formula:

    Current Yield = ((NCS - ES)/UV) X (365/7)

    Where:
    NCS     =    the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of
                 securities, unrealized appreciation and depreciation, and
                 income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
    ES      =    per unit charges deducted from the hypothetical subaccount for the seven-day period.
    UV      =    the unit value for the first day of the seven-day period.

    We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

                                             365/7
            Effective Yield = (1 + ((NCS-ES)/UV))   - 1

    Where:

    NCS     =    the net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of
                 securities, unrealized appreciation and depreciation, and
                 income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
    ES      =    per unit charges deducted from the hypothetical subaccount for the seven-day period.
    UV      =    the unit value for the first day of the seven-day period.

    The Money Market subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Contract imposes.

    The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio's operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

    Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

OTHER SUBACCOUNT YIELDS

    Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

    We compute the annualized 30-day yield by:
          1. dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;
          2. multiplying the result by the daily average number of units outstanding for the period;
          3.    compounding that yield for a 6-month period; and
          4.    multiplying the result by 2.

    Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

                                              6
    Yield  =    2 X (((NI - ES)/(U X UV)) + 1)  - 1)

    Where:
    NI     =    net income of the portfolio for the 30-day or one-month period attributable to the subaccount's units.

    ES     =    charges deducted from the subaccount for the 30-day or one-month period.
    U      =    the average number of units outstanding.
    UV     =    the unit value at the close of the last day in the 30-day or one-month period.

    The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

    The yield on the amounts held in the subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount's actual yield.

    Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

AVERAGE ANNUAL TOTAL RETURNS FOR THE SUBACCOUNTS

    Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

    When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

    Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

    We calculate the standard average annual total returns using subaccount unit values that we calculate on each valuation day based on the performance of the subaccount's underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula:

                      1/N
    TR   =    ((ERV/P)   ) - 1

    Where:

    TR   =    the average annual total return net of subaccount recurring charges.
    ERV  =    the ending redeemable value (minus any applicable Surrender
              Charge) of the hypothetical subaccount at the end of the period.
    P    =    a hypothetical initial payment of $1,000.
    N    =    the number of years in the period.

NON-STANDARD SUBACCOUNT TOTAL RETURNS

    Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

    We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

    CTR  =   (ERV/P) - 1

    Where:

    CTR  =   the cumulative total return net of subaccount recurring charges for the period.
    ERV  =   the ending redeemable value of the hypothetical investment at the end of the period.
    P    =   a hypothetical single payment of $1,000.

ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA

    Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time. For some portfolios and for some time periods prior to the start of the variable account, deductions for asset-based insurance charges were determined using monthly portfolio data.

    We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

EFFECT OF THE RECORDS MAINTENANCE CHARGE ON PERFORMANCE DATA

    The Contract provides for the deduction of a $30.00 records maintenance charge at the end of each Contract year from the fixed account and the subaccounts. We will waive this charge if your Contract Value is $50,000 or more on the date the charge is assessed. We deduct the charge from each account based on the proportion that the value of each such account bears to the total Contract Value. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

                            HISTORIC PERFORMANCE DATA

GENERAL LIMITATIONS

    The funds have provided the portfolios' performance data. We derive the subaccount performance data from the data that the funds provide. In preparing the tables below, we relied on the funds' data. While we have no reason to doubt the accuracy of the figures provided by the funds, we have not verified those figures.

TIME PERIODS BEFORE THE DATE THE VARIABLE ACCOUNT COMMENCED OPERATIONS

The variable account may also disclose non-standardized total return for time periods before the variable account commenced operations. This performance data is based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the subaccounts under the Contract.

TABLES OF ADJUSTED HISTORIC TOTAL RETURN QUOTATIONS

    The tables below set out the adjusted historic total returns for the portfolios for various periods as of December 31, 1999. This performance data is based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the subaccounts under the Contract. For some portfolios and for some time periods prior to the start of the variable account, deductions for asset-based insurance charges were determined using monthly portfolio data.

                                     TABLE 1

       ADJUSTED HISTORIC PORTFOLIO TOTAL RETURN AS OF DECEMBER 31, 1999(2)
                 ASSUMING CONTRACT IS SURRENDERED OR ANNUITIZED

                          AVERAGE ANNUAL TOTAL RETURN(3)

                           WITH STANDARD DEATH BENEFIT
                 (TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES: 1.15%)

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                      Inception Date(2)   1 Year (%)   5 Year (%)   10 Year (%)  Since Inception (%)
-----------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                               5/1/97          57.95%        N/A           N/A              54.33%
-----------------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
-----------------------------------------------------------------------------------------------------------------------------
  Kemper High Yield                                  4/6/82          -5.51%       7.15%         9.22%             10.68%
-----------------------------------------------------------------------------------------------------------------------------
  Kemper Government Securities                       9/3/87          -6.87%       5.45%         5.74%              5.87%
-----------------------------------------------------------------------------------------------------------------------------
  KVS Dreman High Return Equity                      5/4/98         -17.84%        N/A           N/A              -9.59%
-----------------------------------------------------------------------------------------------------------------------------
  Kemper Small Cap Growth                            5/2/94          25.89%       26.99%         N/A              24.19%
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
  PIMCO Low Duration Bond                            2/16/99           N/A         N/A           N/A              -5.69%
-----------------------------------------------------------------------------------------------------------------------------
  PIMCO Foreign Bond                                 2/16/99           N/A         N/A           N/A              -9.22%
-----------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
  International                                      5/1/87          45.61%       18.63%       11.79%             12.08%
-----------------------------------------------------------------------------------------------------------------------------
  Growth and Income                                  5/2/94          -2.13%       17.02%         N/A              15.78%
-----------------------------------------------------------------------------------------------------------------------------
  Bond                                               7/16/85         -8.38%       4.93%         6.00%              6.34%
-----------------------------------------------------------------------------------------------------------------------------
  Money Market(1)                                    7/16/85         -2.88%       3.21%         3.60%              4.21%
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund(5)
    (Class 1 Performance until Class 2 Start
    Date of 5/1/97)                                  3/4/96          44.38%        N/A           N/A              -7.18%
-----------------------------------------------------------------------------------------------------------------------------

                    WITH EITHER GUARANTEED MINIMUM DEATH BENEFIT OR GUARANTEED RETIREMENT INCOME BENEFIT
                                       (TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES: 1.40%)
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                      Inception Date(2)  1 Year (%)   5 Year (%)   10 Year (%)   Since Inception (%)
-----------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                                5/1/97         57.54%        N/A           N/A           53.94%
-----------------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
-----------------------------------------------------------------------------------------------------------------------------
  Kemper High Yield                                   4/6/82         -5.75%       6.88%         8.95%          10.40%
-----------------------------------------------------------------------------------------------------------------------------
  Kemper Government Securities                        9/3/87         -7.10%       5.18%         5.48%           5.61%
-----------------------------------------------------------------------------------------------------------------------------
  KVS Dreman High Return Equity                       5/4/98        -18.04%        N/A           N/A           -9.81%
-----------------------------------------------------------------------------------------------------------------------------
  Kemper Small Cap Growth                             5/2/94         25.56%       26.67%         N/A           23.88%
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
  PIMCO Low Duration Bond                             2/16/99         N/A          N/A           N/A           -5.93%
-----------------------------------------------------------------------------------------------------------------------------
  PIMCO Foreign Bond                                  2/16/99         N/A          N/A           N/A           -9.44%
-----------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
  International                                       5/1/87         45.23%       18.34%       11.51%          11.80%
-----------------------------------------------------------------------------------------------------------------------------
  Growth and Income                                   5/2/94         -2.38%       16.73%         N/A           15.49%
-----------------------------------------------------------------------------------------------------------------------------
  Bond                                                7/16/85        -8.61%       4.66%         5.74%           6.08%
-----------------------------------------------------------------------------------------------------------------------------
  Money Market(1)                                     7/16/85        -3.12%       2.95%         3.34%           3.95%
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund(5)
    (Class 1 Performance until Class 2 Start
    Date of 5/1/97)                                   3/4/96         44.01%        N/A           N/A           -8.03%
-----------------------------------------------------------------------------------------------------------------------------

                           WITH BOTH GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT
                                               (TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES: 1.65%)
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                     Inception Date(2)   1 Year (%)   5 Year (%)   10 Year (%)   Since Inception (%)
-----------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                               5/1/97         57.14%        N/A           N/A                53.56%
-----------------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
-----------------------------------------------------------------------------------------------------------------------------
  Kemper High Yield                                  4/6/82         -5.98%       6.61%         8.68%               10.13%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Kemper Government Securities                       9/3/87          -7.33%           4.91%             5.22%           5.35%
-----------------------------------------------------------------------------------------------------------------------------
  KVS Dreman High Return Equity                      5/4/98         -18.25%            N/A               N/A           -10.03%
-----------------------------------------------------------------------------------------------------------------------------
  Kemper Small Cap Growth                            5/2/94          25.23%          26.36%              N/A           23.58%
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
  PIMCO Low Duration Bond                            2/16/99          N/A              N/A               N/A           -6.16%
-----------------------------------------------------------------------------------------------------------------------------
  PIMCO Foreign Bond                                 2/16/99          N/A              N/A               N/A           -9.67%
-----------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
  International                                      5/1/87          44.86%          18.04%            11.23%          11.52%
-----------------------------------------------------------------------------------------------------------------------------
  Growth and Income                                  5/2/94          -2.62%          16.43%              N/A           15.20%
-----------------------------------------------------------------------------------------------------------------------------
  Bond                                               7/16/85         -8.84%           4.40%             5.47%           5.81%
-----------------------------------------------------------------------------------------------------------------------------
  Money Market(1)                                    7/16/85         -3.36%           2.69%             3.09%           3.70%
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund(5)
    (Class 1 Performance until Class 2 Start
    Date of 5/1/97)                                  3/4/96          43.64%            N/A               N/A           -8.26%
-----------------------------------------------------------------------------------------------------------------------------

(1) An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will maintain a stable $1.00 share price. Yield more closely reflects current earnings of the Money Market Portfolio than its total return.

(2) The variable account has not yet commenced operations. Once available, standardized performance data for the periods after the inception of Contract sales will reflect the actual performance of the Contracts.

(3) Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000 as required by the SEC for the standardized returns; (3) reflect the deduction of either 1.15% (for the Standard Death Benefit), 1.40% (for the election of either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit), or 1.65% (for the election of both Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) in annual variable account charges and a $30 records maintenance charge, and (4) the applicable Surrender Charge. The impact of the records maintenance charge on investment returns will vary depending on the size of the Contract and is reflected as an annual charge of 0.15% of subaccount assets based on an assumed average investment of $20,000 in the Contract. For some portfolios and for some time periods prior to the start of the variable account, deductions for asset-based insurance charges were determined using monthly portfolio data. The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the purchase payments.

(4) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

(5) On February 8, 2000, shareholders approved a merger and reorganization that combined the Templeton Developing Markets Fund with the Templeton Developing Markets Equity Fund, effective May 1, 2000. Going forward the new combined fund will adopt the prior performance of its predecessor fund, the Templeton Developing Markets Fund. The data presented in Table One represents the performance of Class 1 shares of the predecessor fund from March 4, 1996 until the start date of Class 2 shares on May 1, 1997. Prior to May 1, 1997, fund shares were offered without a Rule 12b-1 fee and with lower costs. Had Class 2 shares been offered prior to May 1, 1997, performance would have been lower.

                                    TABLE 2

       ADJUSTED HISTORIC PORTFOLIO TOTAL RETURN AS OF DECEMBER 31, 1999(2)
               ASSUMING CONTRACT IS NOT SURRENDERED OR ANNUITIZED

                          AVERAGE ANNUAL TOTAL RETURN(3)

                           WITH STANDARD DEATH BENEFIT
                 (TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES: 1.15%)

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                       Inception Date(2)    1 Year (%)    5 Year (%)    10 Year (%)    Since Inception (%)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                             05/01/97            64.95%          N/A           N/A                55.23%
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
  Kemper High Yield                                04/06/82             0.84%         7.75%         9.22%               10.68%
-----------------------------------------------------------------------------------------------------------------------------------
  Kemper Government Securities                     09/03/87            -0.61%         6.08%         5.74%               5.87%
-----------------------------------------------------------------------------------------------------------------------------------
  KVS Dreman High Return Equity                    05/04/98            -12.32%         N/A           N/A                -6.51%
-----------------------------------------------------------------------------------------------------------------------------------
  Kemper Small Cap Growth                          05/02/94            32.89%        27.30%          N/A                24.38%
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
  PIMCO Low Duration Bond                          02/16/99              N/A           N/A           N/A                1.62%
-----------------------------------------------------------------------------------------------------------------------------------
  PIMCO Foreign Bond                               02/16/99              N/A           N/A           N/A                -2.18%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
  International                                    05/01/87            52.61%        19.03%         11.79%              12.08%
-----------------------------------------------------------------------------------------------------------------------------------
  Growth and Income                                05/02/94             4.45%        17.44%          N/A                16.04%
-----------------------------------------------------------------------------------------------------------------------------------
  Bond                                             07/16/85            -2.22%         5.58%         6.00%               6.34%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Money Market(1)                                        07/16/85              3.65%             3.91%        3.60%         4.21%
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Templeton Developing Markets Securities Fund(5)
       (Class 1 Performance until Class 2 Start
       Date of 5/1/97)                                     03/04/96              51.38%             N/A          N/A         -6.69%
------------------------------------------------------------------------------------------------------------------------------------

                       WITH EITHER GUARANTEED MINIMUM DEATH BENEFIT OR GUARANTEED RETIREMENT INCOME BENEFIT
                                          (TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES: 1.40%)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                        Inception Date(2)   1 Year (%)    5 Year (%)    10 Year (%)   Since Inception (%)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------------
    Capital Appreciation                               05/01/97         64.54%         N/A            N/A                54.85%
------------------------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------
  Kemper High Yield                                    04/06/82         0.59%         7.48%          8.95%               10.40%
------------------------------------------------------------------------------------------------------------------------------------
  Kemper Government Securities                         09/03/87         -0.86%        5.82%          5.48%                5.61%
------------------------------------------------------------------------------------------------------------------------------------
  KVS Dreman High Return Equity                        05/04/98        -12.53%         N/A            N/A                -6.74%
------------------------------------------------------------------------------------------------------------------------------------
  Kemper Small Cap Growth                              05/02/94         32.56%        26.98%          N/A                24.08%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   PIMCO Low Duration Bond                             02/16/99          N/A           N/A            N/A                 1.37%
------------------------------------------------------------------------------------------------------------------------------------
   PIMCO Foreign Bond                                  02/16/99          N/A           N/A            N/A                -2.42%
------------------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
   International                                       05/01/87         52.23%        18.74%        11.51%               11.80%
------------------------------------------------------------------------------------------------------------------------------------
   Growth and Income                                   05/02/94         4.19%         17.15%          N/A                15.75%
------------------------------------------------------------------------------------------------------------------------------------
   Bond                                                07/16/85         -2.47%        5.32%          5.74%                6.08%
------------------------------------------------------------------------------------------------------------------------------------
   Money Market(1)                                     07/16/85         3.39%         3.65%          3.34%                3.95%
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Templeton Developing Markets Securities Fund(5)
       (Class 1 Performance until Class 2 Start
       Date of 5/1/97)                                 03/04/96         51.01%         N/A            N/A                -6.92%
------------------------------------------------------------------------------------------------------------------------------------

                        WITH BOTH GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT
                                          (TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES: 1.65%)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                       Inception Date(2)    1 Year (%)    5 Year (%)    10 Year (%)    Since Inception (%)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                              05/01/97           64.14%         N/A            N/A              54.47%
------------------------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------
  Kemper High Yield                                 04/06/82           0.34%         7.22%          8.68%             10.13%
------------------------------------------------------------------------------------------------------------------------------------
  Kemper Government Securities                      09/03/87           -1.10%        5.56%          5.22%              5.35%
------------------------------------------------------------------------------------------------------------------------------------
  KVS Dreman High Return Equity                     05/04/98          -12.75%         N/A            N/A              -6.97%
------------------------------------------------------------------------------------------------------------------------------------
  Kemper Small Cap Growth                           05/02/94           32.23%        26.67%          N/A              23.77%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------------
  PIMCO Low Duration Bond                           02/16/99            N/A           N/A            N/A               1.12%
------------------------------------------------------------------------------------------------------------------------------------
  PIMCO Foreign Bond                                02/16/99            N/A           N/A            N/A              -2.66%
------------------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
  International                                     05/01/87           51.86%        18.45%        11.23%             11.52%
------------------------------------------------------------------------------------------------------------------------------------
  Growth and Income                                 05/02/94           3.93%         16.87%          N/A              15.47%
------------------------------------------------------------------------------------------------------------------------------------
  Bond                                              07/16/85           -2.71%        5.06%          5.47%              5.81%
------------------------------------------------------------------------------------------------------------------------------------
  Money Market(1)                                   07/16/96           3.14%         3.40%          3.09%              3.70%
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund(5)
    (Class 1 Performance until Class 2 Start
    Date of 5/1/97)                                 03/04/96           50.64%         N/A            N/A              -7.15%
------------------------------------------------------------------------------------------------------------------------------------

(1)An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will maintain a stable $1.00 share price. Yield more closely reflects current earnings of the Money Market Portfolio than its total return.

(2)The variable account has not yet commenced operations. Once available, standardized performance data for the periods after the inception of Contract sales will reflect the actual performance of the Contracts.

(3)Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000 as required by the SEC for the standardized returns; and (3) reflect the deduction of either 1.15% (for the

Standard Death), 1.40% for the election of either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit, or 1.65% (for the election of both the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) in annual variable account charges and a $30 records maintenance charge. The applicable Surrender Charge is not deducted. The impact of the records maintenance charge on investment returns will vary depending on the size of the Contract and is reflected as an annual charge of 0.15% of subaccount assets based on an assumed average investment of $20,000 in the Contract. For some portfolios and for some time periods prior to the start of the variable account, deductions for asset-based insurance charges were determined using monthly portfolio data. The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the purchase payments.

(4)Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

(5) On February 8, 2000, shareholders approved a merger and reorganization that combined the Templeton Developing Markets Fund with the Templeton Developing Markets Equity Fund, effective May 1, 2000. Going forward the new combined fund will adopt the prior performance of its predecessor fund, the Templeton Developing Markets Fund. The data presented in Table One represents the performance of Class 1 shares of the predecessor fund from March 4, 1996 until the start date of Class 2 shares on May 1, 1997. Prior to May 1, 1997, fund shares were offered without a Rule 12b-1 fee and with lower costs. Had Class 2 shares been offered prior to May 1, 1997, performance would have been lower.

                              NET INVESTMENT FACTOR

              The net investment factor is an index that measures the investment performance of a subaccount from one valuation day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

            (X)         is the net result of:

                        1. the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus
                        2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less
                        3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current valuation day.

            (Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

            (Z) equals charges and fees deducted from the subaccount. These consist of:

                        1. the amount charged for mortality and expense risk on that valuation day;
                        2. the amount charged for administrative costs on that valuation day; and
                        3. the amount charged for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Contract, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
            In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

RESOLVING MATERIAL CONFLICTS

            The funds currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

            We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

            In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such funds, as appropriate.

                                  VOTING RIGHTS

            We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by sending you written materials before the fund's meeting in accordance with the fund's procedures.

                     SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

            We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing aggregate coverage of $30,000,000 (subject to a $500,000 deductible) for all officers and employees of Farmers Group, Inc.

                          DISTRIBUTION OF THE CONTRACTS

            Investors Brokerage Services, Inc. ("IBS"), 1 Kemper Drive, Long Grove, Illinois 60049-0001, acts as principal underwriter for the Contracts. IBS is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

            We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but we reserve the right to discontinue the offering. Agents who sell the Contracts are licensed by applicable state insurance authorities to sell the Contracts and are registered representatives of IBS or broker-dealers having selling agreements with IBS or broker-dealers having selling agreements with such broker-dealers.

            We may pay sales commissions to broker-dealers up to an amount equal to 7% of the Premiums paid under a Contract. We expect the broker-dealers to compensate sales representatives in varying amounts from these commissions. We may pay other distribution expenses such as production incentive bonuses, an agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described in the prospectus under "Fees and Charges."

                                  LEGAL MATTERS

            M. Douglas Close, Vice President and General Counsel, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

            The financial statements included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, 700 Fifth Avenue, Suite 4500, Seattle, Washington, 98104-5044, as stated in their report appearing in the Statement of Additional Information in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                OTHER INFORMATION

            We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997, AND
INDEPENDENT AUDITORS' REPORT


DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' REPORT

Board of Directors
Farmers New World Life Insurance Company
Mercer Island, Washington

We have audited the accompanying balance sheets of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the Company) as of December 31, 1999 and 1998, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


February 4, 2000

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

BALANCE SHEETS (in thousands)
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------


ASSETS                                                                         1999             1998
------                                                                         ----             ----

INVESTMENTS (Notes 2 and 3):
      Fixed maturities available-for-sale:
            Bonds, at fair value (cost: $3,791,785 and $3,510,846)          $3,684,255       $3,674,223
            Redeemable preferred stocks, at fair value
                  (cost: $64,176 and $82,090)                                   64,855           86,662
      Equity securities available-for-sale:
            Nonredeemable preferred stocks, at fair value
                  (cost: $1,153 and $1,153)                                      1,158            1,270
            Common stocks, at fair value (cost: $123,567 and $41)              127,556                3
      Mortgage loans on real estate, net of allowance for losses                35,834           52,879
      Investment real estate, net of accumulated depreciation
            and allowance for losses                                            66,672           59,047
      Surplus note of the Exchanges (Note 4)                                   119,000          119,000
      Policy loans                                                             201,687          185,211
      Joint ventures                                                             6,662            8,456
      S&P 500 call options, at fair value (cost: $19,521 and $11,305)           32,718           14,817
                                                                            ----------       ----------

                        Total investments                                    4,340,397        4,201,568

CASH AND CASH EQUIVALENTS                                                       93,035           63,784

ACCRUED INVESTMENT INCOME                                                       53,975           53,263

OTHER RECEIVABLES                                                               18,608           17,558

DEFERRED POLICY ACQUISITION COSTS                                              550,908          467,248

VALUE OF BUSINESS ACQUIRED (Note 5)                                            328,718          334,442

PROPERTY AND EQUIPMENT, net of accumulated depreciation
     of $8,842 and $7,411                                                       14,351           14,379

OTHER ASSETS:
      Securities lending collateral (Note 6)                                   262,425          461,801
      Other assets                                                               3,740            2,298
                                                                            ----------       ----------

                        Total other assets                                     266,165          464,099
                                                                            ----------       ----------

TOTAL                                                                       $5,666,157       $5,616,341
                                                                            ==========       ==========


See notes to financial statements.

--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY                                          1999              1998
------------------------------------                                          ----              ----

POLICY LIABILITIES AND ACCRUALS:
      Future policy benefits                                               $ 3,412,452        $3,184,248
      Policy claims (Note 7)                                                    28,396            26,177
                                                                           -----------        ----------

                        Total policy liabilities and accruals                3,440,848         3,210,425

OTHER POLICYHOLDER FUNDS AND DIVIDENDS                                          83,479            57,358

ACCRUED EXPENSES AND OTHER LIABILITIES:
      Securities lending liability (Note 6)                                    262,425           461,801
      Death benefit liability                                                   45,423            37,024
      Other liabilities                                                         74,636            63,736
                                                                           -----------        ----------

                        Total accrued expenses and other liabilities           382,484           562,561

INCOME TAXES (Note 8):
      Current                                                                   10,006             4,180
      Deferred                                                                  93,970           161,184
                                                                           -----------        ----------

                        Total income taxes                                     103,976           165,364
                                                                           -----------        ----------

                        Total liabilities                                    4,010,787         3,995,708

CONTINGENCIES (Note 9)

STOCKHOLDER'S EQUITY:
      Common stock, $1 par value - Authorized, 25,000,000 shares;
            issued and outstanding, 6,600,000 shares                             6,600             6,600
      Additional paid-in capital                                               994,246           994,246
      Accumulated other comprehensive income (loss), net of deferred
            tax provision (benefit) of $(24,965) and $41,518                   (46,363)           77,105
      Retained earnings (Note 10)                                              700,887           542,682
                                                                           -----------        ----------

                        Total stockholder's equity                           1,655,370         1,620,633


                                                                           -----------        ----------

TOTAL                                                                      $ 5,666,157        $5,616,341
                                                                           ===========        ==========



                                                                            ----

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF INCOME (in thousands)
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
--------------------------------------------------------------------------------


                                                                        1999            1998              1997
                                                                        ----            ----              ----

REVENUES:
      Net premiums earned (Note 11)                                    $209,683       $ 173,229        $ 151,134
      Universal life and annuity policy charges                         210,639         206,393          200,857
      Net investment income (Note 2)                                    307,674         293,770          275,760
      Net realized investment gains (losses) (Note 2)                    24,159         (13,473)          10,063
      Other income                                                           36             707              784
                                                                       --------       ---------        ---------

                        Total revenues                                  752,191         660,626          638,598

BENEFITS AND EXPENSES:
      Death and other benefits (Note 7)                                 137,798         133,984          112,370
      Future policy benefits                                             52,200          23,711           15,713
      Interest credited to policyholders                                157,831         150,618          146,376
      Underwriting, acquisition, and insurance expenses:
            Amortization of deferred policy acquisition costs            83,187          68,997           70,855
            Amortization of value of business acquired                   19,394          23,897           21,305
            Commissions                                                  13,520          18,972           17,344
            General insurance expenses and taxes                         44,077          38,659           42,986
                                                                       --------       ---------        ---------

                        Total benefits and expenses                     508,007         458,838          426,949
                                                                       --------       ---------        ---------

                        Income before provision for income taxes        244,184         201,788          211,649

PROVISION (BENEFIT) FOR INCOME TAXES (Note 8):
      Current                                                            85,426          70,690           80,889
      Deferred                                                              553             496           (7,027)
                                                                       --------       ---------        ---------

                        Total provision for income taxes                 85,979          71,186           73,862
                                                                       --------       ---------        ---------

NET INCOME                                                             $158,205       $ 130,602        $ 137,787
                                                                       ========       =========        =========


                                                                            ----
See notes to financial statements.                                             3

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME (in thousands)
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
--------------------------------------------------------------------------------


                                                                                     1999                1998              1997
                                                                                     ----                ----              ----

NET INCOME                                                                         $ 158,205        $ 130,602        $ 137,787

OTHER COMPREHENSIVE INCOME, net of tax:
      Unrealized holding gains (losses) on securities:
           Unrealized holding gains (losses) on securities, net
                  of tax provision (benefit) of $96,564 and $(7,921)                (179,334)          14,711
           Less: reclassification adjustment for losses (gains)
                  included in net income, net of tax of
                  $1,749 and $(357)                                                    3,249             (662)
                                                                                    ---------         ---------

                        Net unrealized holding gains (losses) on
                              securities, net of tax provision (benefit) of
                              $(94,815), $7,565, and $28,968                        (176,085)          14,049           53,797

      Change in effect of unrealized gains (losses) on other
            insurance accounts, net of tax provision (benefit) of
            $28,332, $(1,949), and $(7,387)                                           52,617           (3,619)         (13,718)
                                                                                   ---------        ---------        ---------

COMPREHENSIVE INCOME                                                               $  34,737        $ 141,032        $ 177,866
                                                                                   =========        =========        =========

                                                                            ----
See notes to financial statements.                                             4

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY (in thousands)
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
--------------------------------------------------------------------------------


                                                                                               Accumulated                Total
                                                                                 Additional       other                   stock-
                                                                      Common       paid-in    comprehensive   Retained   holder's
                                                                      stock        capital       income       earnings    equity
                                                                      -----        -------       ------       --------    ------

BALANCE, January 1, 1997                                            $   6,600    $ 994,246      $ 26,596      $274,293   $1,301,735

      Net income                                                                                               137,787      137,787

      Change in other comprehensive income, net of tax of $21,581                                 40,079                     40,079
                                                                    ---------    ---------      --------      --------   ----------

BALANCE, December 31, 1997                                              6,600      994,246        66,675       412,080    1,479,601

      Net income                                                                                               130,602      130,602

      Unrealized gains on available-for-sale investments arising
            during the period, net of tax of $7,921                                               14,711                     14,711

      Reclassification adjustment for gains included in
            net income, net of tax of $(357)                                                        (662)                      (662)

      Change in effect of unrealized losses on other insurance
            accounts, net of tax of $(1,949)                                                      (3,619)                    (3,619)
                                                                    ---------    ---------      --------      --------   ----------

BALANCE, December 31, 1998                                              6,600      994,246        77,105       542,682    1,620,633

      Net income                                                                                               158,205      158,205

      Unrealized losses on available-for-sale investments arising
            during the period, net of tax of $(96,564)                                          (179,334)                  (179,334)

      Reclassification adjustment for losses included in
            net income, net of tax of $1,749                                                       3,249                      3,249

      Change in effect of unrealized gains on other insurance
            accounts, net of tax of $28,332                                                       52,617                     52,617
                                                                    ---------    ---------      --------      --------   ----------

BALANCE, December 31, 1999                                          $   6,600    $ 994,246      $(46,363)     $700,887   $1,655,370
                                                                    =========    =========      ========      ========   ==========


                                                                            ----
See notes to financial statements.                                             5

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF CASH FLOWS (in thousands)
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
--------------------------------------------------------------------------------

                                                                                         1999            1998           1997
                                                                                         ----            ----           ----

OPERATING ACTIVITIES:
      Net income                                                                     $   158,205      $ 130,602      $ 137,787
      Adjustments to reconcile net income to
                  net cash provided by operating activities:
            Universal life type contracts:
                  Deposits received                                                      302,424        299,007        295,747
                  Withdrawals                                                           (253,228)      (241,765)      (232,728)
                  Interest credited                                                       71,386         67,585         62,247
            Realized investment losses (gains)                                           (24,159)        13,473        (10,063)
            Amortization of deferred policy acquisition costs and VOBA                   102,581         92,894         92,160
            Deferred income tax expense (benefit)                                            553            496         (7,027)
            Depreciation                                                                   2,606          2,544          2,462
            Cash provided (used) by changes in operating assets and liabilities:
                  Federal income taxes payable                                             5,826          4,180        (22,822)
                  Deferred policy acquisition costs                                      (99,568)       (93,047)       (70,913)
                  Life insurance policy liabilities                                       55,478         27,802         14,588
                  Other policyholder funds                                                26,121         (2,714)        (2,894)
                  Other                                                                   12,768         31,758        (37,212)
                                                                                     -----------      ---------      ---------

      Net cash provided by operating activities                                          360,993        332,815        221,332

INVESTING ACTIVITIES:
      Purchase of bonds and stocks available-for-sale                                 (1,322,589)      (660,918)      (735,325)
      Proceeds from sales or maturities of bonds and stocks
            available-for-sale                                                           953,106        458,364        450,760
      Purchase of mortgage loans                                                                                       (32,623)
      Mortgage loan collections                                                           18,421         36,839         30,448
      Purchase of investment real estate                                                 (20,640)          (908)       (23,568)
      Proceeds from sale of investment real estate                                        10,565          8,557          2,327
      Increase in policy loans                                                           (16,475)       (19,317)       (17,836)
      Purchase of capital assets                                                          (2,508)          (572)        (1,685)
      Purchase of surplus note of the Exchanges                                                        (119,000)
      Purchase of options                                                                 (8,216)        (7,855)        (3,450)
      Other                                                                                1,891            320         (7,332)
                                                                                     -----------      ---------      ---------

      Net cash used by investing activities                                             (386,445)      (304,490)      (338,284)

FINANCING ACTIVITIES:
      Annuity contracts:
            Deposits received                                                            157,468        144,793        131,651
            Withdrawals                                                                 (194,187)      (202,244)      (161,150)
            Interest credited                                                             91,422         82,930         80,280
                                                                                     -----------      ---------      ---------

      Net cash provided by financing activities                                           54,703         25,479         50,781
                                                                                     -----------      ---------      ---------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          29,251         53,804        (66,171)

CASH AND CASH EQUIVALENTS:
      Beginning of year                                                                   63,784          9,980         76,151
                                                                                     -----------      ---------      ---------

      End of year                                                                    $    93,035      $  63,784      $   9,980
                                                                                     ===========      =========      =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
      Cash paid during year for:
            Income taxes                                                             $    82,047      $  41,250      $ 122,787
            Interest                                                                         125            945


                                                                            ----
See notes to financial statements.                                             6

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
--------------------------------------------------------------------------------


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     THE COMPANY: The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the Company), a wholly owned subsidiary of Farmers Group, Inc. (FGI), whose ultimate parent is Zurich Financial Services Group. FGI, a management services insurance holding company, is attorney-in-fact for three interinsurance exchanges and their subsidiaries (the Exchanges) and owns a reinsurance company, Farmers Re.

     In December 1988, BATUS Inc. (BATUS), a subsidiary of B.A.T Industries p.l.c. (B.A.T), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

     At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired (VOBA), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T's acquisition of FGI. The amount so assigned is being amortized over its actuarially determined useful life with the unamortized amount included in value of business acquired in the accompanying balance sheets.

     In September 1998, B.A.T's Financial Services Businesses, including FGI and subsidiaries, were merged with Zurich Insurance Company (Zurich). The businesses of Zurich and B.A.T's Financial Services Businesses were transferred to Zurich Financial Services (ZFS), a new Swiss company with headquarters in Zurich. This merger was accounted for by ZFS as a pooling of interests and, therefore, no purchase accounting adjustments were made to FGI's assets and liabilities.

     NATURE OF OPERATIONS: The Company concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, and equity indexed annuities. Beginning in 2000, the Company has added variable universal life and variable annuity products to its product line. Securities and Exchange Commission registration and filings were completed in December 1999, in anticipation of product marketing in 2000.

     The Company and the Exchanges operate using common trade names and logos, including Farmers Insurance Group of Companies(R) , Farmers Insurance Group(R), and Farmers(R). In addition, the Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 1999, this network consisted of 14,722 writing agents and 494 district managers, each of whom is an independent contractor. The size, efficiency, and scope of this agency force have made it a major factor in the Exchange's and the Company's growth. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of


                                                                            ----

     Companies within the classes and lines of business written by such insurers. To the extent that such insurers decline such business or do not underwrite it, the agents may offer business to other insurers.

     The Company is currently licensed in 39 states, primarily in the western, midwestern, and southwestern regions of the United States.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE RECOGNITION: Premiums for traditional life, structured settlement contracts involving life contingencies (SSILC), and accident and health insurance products are recognized as revenues when due from policyholders. Policy withdrawal, maintenance, and other charges are recognized as income when earned.

     Revenues associated with universal life products consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for deferred annuity products and structured settlement contracts not involving life contingencies (SSNILC) consist of surrender charges, investment income on assets allocated to support policyholder account balances on deposit, and administrative charges for equity-indexed annuities. Consideration received for interest-sensitive insurance, SSNILC, and annuity products is recorded as a liability when received.

     INVESTMENTS: The Company has classified all investments in fixed maturities and equity securities as available-for-sale and reports them on the balance sheet at fair value with unrealized gains and losses, net of tax, excluded from earnings and reported as accumulated other comprehensive income, a component of stockholder's equity. As of December 31, 1999 and 1998, there were no securities designated as held-to-maturity or trading.

     Realized gains (losses) on sales, redemptions, and write-downs of investments are determined based on the net book value of individual investments.

     Investment real estate consists of properties purchased for investment and properties acquired through foreclosure, and is carried at the lower of cost less accumulated depreciation of $27,292,000 in 1999 and $28,366,000 in 1998, or market. Depreciation is provided on a straight-line basis over 45 years, the estimated life of the properties.

     The Company follows the provisions of SFAS No. 118 (amending SFAS No. 114), Accounting by Creditors for Impairment of a Loan, which requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized in the periods presented.

     DEFERRED POLICY ACQUISITION COSTS: The costs of acquiring new traditional life business, principally first-year commissions and other expenses for policy underwriting and issuance (which are primarily related to and vary with the production of new business), are deferred and amortized proportionately over the estimated period during which the related premiums will be recognized as income, based on the same assumptions that are used for computing the liabilities for future policy benefits.


                                                                            ----

     Policy acquisition costs for universal life and deferred annuity products are deferred and amortized in relation to the present value of expected gross profits on the policies. Deferred Policy Acquisition Costs (DAC) include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, DAC is increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

     VALUE OF BUSINESS ACQUIRED: The present value of the business acquired in the 1988 merger with B.A.T is being amortized as the life insurance business in-force at the time of the merger declines.

     PROPERTY AND EQUIPMENT: Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and five years for furniture and equipment.

     LONG-LIVED ASSETS: In accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

     POLICY LIABILITIES AND ACCRUALS: Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 9.00% depending upon the year of issue. Mortality is calculated principally on select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

     Liabilities for future policy benefits on universal life and deferred annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on SSNILC are recorded when the payments are received.

     Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

     LIFE SALES MANAGEMENT SERVICES: Fees charged to the Company by FGI for sales and marketing services were $21,750,000, $21,187,000, and $20,862,000 in 1999, 1998, and 1997, respectively, and are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of $1,814,000, $1,336,000, and $1,590,000 in 1999,
     1998, and 1997, respectively.

     STATEMENTS OF CASH FLOWS: For purposes of reporting cash flows, the Company considers short-term investments purchased with an initial maturity of three months or less to be cash equivalents.

     ACCOUNTING PRONOUNCEMENTS: In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. This SOP, effective for financial statements issued for periods beginning after December 15, 1998, applies to all nongovernmental entities and establishes the rules for capitalizing or expensing software costs developed or obtained for internal use. During 1999, the Company capitalized $6,724,000 in accordance with this SOP.

     In 1998, the Financial Accounting Standards Board (FASB) released SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement, effective for financial statements of



                                                                            ----
     public and nonpublic entities issued for fiscal years beginning after June 15, 1999, and deferred until June 15, 2000, by SFAS No. 137, Deferral of Effective Date of FASB Statement No. 133, establishes accounting and reporting standards for derivative instruments (including certain derivative instruments embedded in other contracts) and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at market value. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

NOTE 2:  INVESTMENTS

     INVESTMENT INCOME: The sources of investment income for the years ended December 31 are as follows (in thousands):

                                                                            1999                  1998                 1997
                                                                            ----                  ----                 ----

            Bonds                                                         $270,191             $257,422             $236,405
            Common and preferred stocks                                      5,737                8,123               11,747
            Other                                                           43,883               41,883               40,370
                                                                          --------             --------             --------

            Gross investment income                                        319,811              307,428              288,522
            Less investment expenses                                        12,137               13,658               12,762
                                                                          --------             --------             --------

            Net investment income                                         $307,674             $293,770             $275,760
                                                                          ========             ========             ========

     The Company's investment expenses included approximately $737,000, $1,143,000, and $2,063,000 in 1999, 1998, and 1997, respectively, that were paid to its parent company, FGI.

     In June 1998, the Company's investment management was transferred to Scudder Kemper Investments, Inc. (SKI), an indirect subsidiary of Zurich Financial Services. In 1999 and 1998, approximately $1,469,000 and $704,000 of the Company's investment expenses were paid to SKI.

     REALIZED GAINS (LOSSES): Realized investment gains (losses) for the years ended December 31 are as follows (in thousands):

                                                                           1999                  1998                   1997
                                                                           ----                  ----                   ----

            Bonds                                                          $17,558                $(15,126)               $8,613
            Redeemable preferred stocks                                        450                      25                1,304
            Nonredeemable preferred stocks                                                                                   71
            Common stocks                                                    4,589                     117                   61
            Investment real estate                                           1,562                   1,393                    3
            Other                                                                                      118                   11
                                                                           -------               ---------              -------

                                                                           $24,159                $(13,473)              $10,063
                                                                           =======               =========              =======

     Properties acquired through foreclosure were $18,805,000 and $25,677,000 at December 31, 1999 and 1998. During 1999 and 1998, the Company recorded $386,000 and $768,000 in realized gains and $1,114,000 and $587,000 in realized losses on the sale of real estate acquired through foreclosure, respectively. The Company maintained an allowance for losses of $3,263,000 for the years ended December 31, 1999 and 1998.


                                                                            ----

     UNREALIZED GAINS (LOSSES) ON EQUITY SECURITIES: Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks and common stocks stated at fair value as of December 31 are as follows (in thousands):

                                                          Gains          Losses           Net
                                                          -----          ------           ---
          1999:
                Nonredeemable preferred stocks           $     97        $   (92)       $     5
                Common stocks                              11,350         (7,361)         3,989
                                                         --------        -------        -------

                                                         $ 11,447        $(7,453)         3,994
                                                         ========        =======

                Less deferred federal income taxes                                       (1,398)
                                                                                        -------

                                                                                        $ 2,596
                                                                                        =======

          1998:
                Nonredeemable preferred stocks           $    165        $   (48)       $   117
                Common stocks                                                (38)           (38)
                                                         -------         -------        -------

                                                         $    165        $   (86)            79
                                                         ========        =======

                Less deferred federal income taxes                                          (28)
                                                                                        -------

                                                                                        $    51
                                                                                        =======


                                                                            ----

     UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES: Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31 are as follows (in thousands):

                                                                    Gross            Gross             Estimated
                                                 Amortized        unrealized       unrealized            fair
                                                    cost            gains            losses              value
                                                    ----            -----            ------              -----

1999:
      Fixed maturities available-for-sale:
            U.S. Treasury securities and
                  obligations of U.S.
                  government corporations
                  and agencies                   $  350,845       $     553        $   (20,033)       $  331,365
            Obligations of states and
                  political subdivisions            314,988           3,105             (5,420)          312,673
            Debt securities issued by
                  foreign governments                62,214           5,336             (1,045)           66,505
      Corporate securities                        1,223,504           6,957            (47,222)        1,183,239
      Mortgage-backed securities                  1,840,234           8,758            (58,519)        1,790,473
                                                 ----------       ---------        -----------        ----------

                                                  3,791,785          24,709           (132,239)        3,684,255
      Redeemable preferred stock                     64,176           1,347               (668)           64,855
                                                 ----------       ---------        -----------        ----------

                                                 $3,855,961       $  26,056        $  (132,907)       $3,749,110
                                                 ==========       =========        ===========        ==========

1998:
      Fixed maturities available-for-sale:
            U.S. Treasury securities and
                  obligations of U.S.
                  government corporations
                  and agencies                   $  408,742       $  42,515        $      (124)       $  451,133
            Obligations of states and
                  political subdivisions            334,242          25,784                 (5)          360,021
            Debt securities issued by
                  foreign governments                88,672           2,410            (15,032)           76,050
      Corporate securities                          914,465          58,161             (5,938)          966,688
      Mortgage-backed securities                  1,764,725          65,546             (9,940)        1,820,331
                                                 ----------       ---------        -----------        ----------

                                                  3,510,846         194,416            (31,039)        3,674,223
      Redeemable preferred stock                     82,090           4,747               (175)           86,662
                                                 ----------       ---------        -----------        ----------

                                                 $3,592,936       $ 199,163        $   (31,214)       $3,760,885
                                                 ==========       =========        ===========        ==========


                                                                            ----

     MATURITIES OF FIXED MATURITIES: The amortized cost and estimated fair value of fixed maturities classified as available-for-sale by contractual maturity at December 31, 1999, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                                            Estimated
                                                                           Amortized           fair
                                                                              cost            value
                                                                              ----            -----

            Fixed maturities available-for-sale:
                  Due in one year or less                                 $   29,287       $   29,183
                  Due after one year through five years                      600,267          593,984
                  Due after five years through 10 years                      665,258          647,032
                  Due after 10 years                                         656,739          623,583
                                                                          ----------       ----------

                                                                           1,951,551        1,893,782
            Mortgage-backed securities                                     1,840,234        1,790,473
            Preferred stock with characteristics of debt securities           64,176           64,855
                                                                          ----------       ----------

                                                                          $3,855,961       $3,749,110
                                                                          ==========       ==========

     In determining estimated fair value, management obtains quotations from independent sources who make markets in similar securities, generally broker/dealers. Unless representative trades of securities actually occurred at December 31, 1999, these quotes are generally estimates of market value based on an evaluation of appropriate factors, such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issue, and other market data.

     SALE AND IMPAIRMENT OF DEBT SECURITIES: The gross gains, gross losses, proceeds from sales, and write-downs of debt securities for the years ended December 31 are as follows (in thousands):

                                                Gross                 Gross                                         Write-
                                                gains                losses                    Proceeds             downs
                                                -----                ------                    --------             -----

          1999                                 $35,321               $(17,313)                 $910,601           $   -

          1998                                  11,742                   (468)                  458,247            (26,356)

          1997                                  12,111                 (2,194)                  446,202


                                                                            ----

NOTE 3:  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments disclosed have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts. The carrying value and estimated fair value of assets and liabilities as of December 31 are as follows (in thousands):

                                                                                          Estimated
                                                                           Carrying          fair
                                                                             value           value
                                                                             -----           -----

      1999:
            Assets:
                  Cash and cash equivalents                              $   93,035       $   93,035
                  Fixed maturities available-for-sale                     3,749,110        3,749,110
                  Nonredeemable preferred stock available-for-sale            1,158            1,158
                  Common stock available-for-sale                           127,556          127,556
                  Mortgage loans                                             35,834           43,818
                  Surplus note of the Exchanges                             119,000          119,000
                  Policy loans                                              201,687          199,166
                  Joint ventures                                              6,662            5,137
                  S&P call options                                           32,718           32,718

            Liabilities:
                  Future policy benefits - Deferred annuities             1,531,412        1,481,098

      1998:
            Assets:
                  Cash and cash equivalents                              $   63,784       $   63,784
                  Fixed maturities available-for-sale                     3,760,885        3,760,885
                  Nonredeemable preferred stock available-for-sale            1,270            1,270
                  Common stock available-for-sale                                 3                3
                  Mortgage loans                                             52,879           67,615
                  Surplus note of the Exchanges                             119,000          119,000
                  Policy loans                                              185,211          192,620
                  Joint ventures                                              8,456            6,668
                  S&P call options                                           14,817           14,817

            Liabilities:
                  Future policy benefits - Deferred annuities             1,492,032        1,433,494

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 1999 and 1998:

     CASH AND CASH EQUIVALENTS: The carrying amounts of these items are a reasonable estimate of their fair value.

     FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON
     STOCK: The estimated fair values of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.


                                                                            ----

     MORTGAGE LOANS: The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

     POLICY LOANS: The estimated fair value of policy loans is determined by discounting future cash flows using the current rates at which similar loans would be made.

     SURPLUS NOTE OF THE EXCHANGES: The carrying amount of this item is a reasonable estimate of its fair market value.

     JOINT VENTURES: The estimated fair value of the joint ventures is based on quoted market prices, current appraisals, and independent pricing services.

     S&P 500 CALL OPTIONS: S&P 500 call options are purchased as hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

     FUTURE POLICY BENEFITS - DEFERRED ANNUITIES: The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

NOTE 4:  SURPLUS NOTE

In September 1998, the Company purchased a $119,000,000 surplus note of the Exchanges which bears interest at 6.10% annually and is payable in full no later than October 2001. Conditions governing repayment of the amount are outlined in the surplus note. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level, and then only after approval is granted by the issuer's governing Board and the appropriate department of insurance.

The Company recognized interest income of $7,259,000 and $2,279,000 on this note during 1999 and 1998, respectively.

NOTE 5:  VALUE OF BUSINESS ACQUIRED

The changes in the VOBA were as follows (in thousands) as of December 31:

                                                               1999            1998             1997
                                                               ----            ----             ----

Balance, beginning of year                                  $ 334,442        $ 359,146        $ 383,951
Amortization related to operations                            (50,392)         (53,598)         (56,371)
Interest accrued                                               30,998           29,701           35,066
Amortization related to net unrealized gains (losses)          13,670             (807)          (3,500)
                                                            ---------        ---------        ---------

Balance, end of year                                        $ 328,718        $ 334,442        $ 359,146
                                                            =========        =========        =========

Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 1999, balance as follows: approximately 7.0% in 2000, 2001, and 2002, and 8.0% in 2003 and 2004. The discount rate used to determine the amortization rate of the VOBA ranged from 12.5% to 7.5%.


                                                                            ----

NOTE 6:  SECURITY LENDING ARRANGEMENT

The Company has entered into a security lending agreement with a lending agent, an affiliate company. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of other securities subject to the loan.

The securities are marked-to-market on a daily basis and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income assets with a maturity of less than one year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was $798,000, $899,000, and $816,000 in 1999, 1998, and 1997, respectively. As of December 31, 1999 and 1998, the Company recorded $262,425,000 and $461,801,000, respectively, of collateral in other assets and in accrued expenses and other liabilities.

NOTE 7:  LIABILITY FOR POLICY CLAIMS

Activity in the liability for policy claims is summarized as follows (in thousands):

                                            1999            1998
                                            ----            ----

Balance, January 1                        $ 26,177       $ 22,156
      Less reinsurance recoverables             16            270
                                          --------       --------

Net balance, January 1                      26,161         21,886

Incurred related to:
      Current year                         123,329        121,016
      Prior years                           14,469         12,968
                                          --------       --------

Total incurred                             137,798        133,984

Paid related to:

      Current year                         105,055        105,252
      Prior years                           31,963         24,457
                                          --------       --------

Total paid                                 137,018        129,709
                                          --------       --------

Net balance, December 31                    26,941         26,161
      Plus reinsurance recoverables          1,455             16
                                          --------       --------

Balance, December 31                      $ 28,396       $ 26,177
                                          ========       ========

The liability for policy claims at December 31, 1999 and 1998, was increased for claims reported in prior years by $14,469,000 and $12,968,000, respectively. The liability for policy claims is primarily comprised of pending claims known to the Company at the end of the year as well as estimates for incurred claims not yet reported to the Company. Because estimates are utilized in the statement process, actual expenses incurred in the current year related to prior year claims may differ from those estimates. The Company monitors these fluctuations to ensure that current liabilities adequately reflect reasonable expense levels for both current and prior periods.


                                                                            ----

NOTE 8:  INCOME TAXES

The Company files a consolidated federal income tax return with Farmers Group, Inc. and its subsidiaries.

The Company uses the asset and liability method of accounting for income taxes under SFAS No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

The components of the provision for income taxes are as follows (in thousands):

                                        1999            1998            1997
                                        ----            ----            ----

      Current:
            Federal                    $ 83,823        $69,601       $ 79,185
            State                         1,603          1,089          1,704
                                       --------        -------       --------

                  Total current          85,426         70,690         80,889

      Deferred:
            Federal                       1,127            496         (7,027)
            State                          (574)
                                       ---------       -------        --------

                  Total deferred            553            496         (7,027)
                                       --------        -------       --------

      Total                            $ 85,979        $71,186       $ 73,862
                                       ========        =======       ========

The table below reconciles the provision for income taxes computed at the U.S. statutory income tax rate of 35% to the Company's provision for income taxes (in thousands):

                                           1999            1998            1997
                                           ----            ----            ----

      Expected tax expense               $ 85,464        $ 70,626        $ 73,938
      Tax-exempt investment income         (1,410)         (1,705)         (2,233)
      State taxes                           1,029           1,089           1,704
      Other, net                              896           1,176             453
                                         --------        --------        --------

      Reported income tax expense        $ 85,979        $ 71,186        $ 73,862
                                         ========        ========        ========



                                                                            ----

The tax effects of temporary differences that give rise to significant portions of the net deferred tax liabilities as of December 31 are presented in the following table (in thousands):

                                               1999             1998
                                               ----             ----

Deferred policy acquisition costs            $ 245,850        $ 251,626
Future policy benefits                        (115,336)        (135,215)
Investments                                    (15,447)         (10,842)
Valuation of investments in securities         (24,965)          41,518
Depreciable assets                               4,620            5,520
Other                                             (752)           8,577
                                             ---------        ---------

Net deferred tax liabilities                 $  93,970        $ 161,184
                                             =========        =========

There was no valuation allowance recognized for deferred tax assets in 1999 or 1998.

NOTE 9:  CONTINGENCIES

The Company is a party to lawsuits arising from its normal business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct which should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position or results of operations.

NOTE 10: REGULATORY MATTERS

The Company, domiciled in Washington State, prepares its statutory financial statements in accordance with accounting practices prescribed by the State of Washington Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules.

Statutory stockholder's equity was $989,615,000 and $888,644,000 as of December 31, 1999 and 1998, respectively. Statutory net income for the years ended December 31, 1999, 1998, and 1997, was $114,909,000, $98,796,000, and
$122,863,000, respectively.

Statutory unassigned surplus of $979,816,000 and $878,845,000 included in retained earnings at December 31, 1999 and 1998, respectively, is the amount held for the benefit of the stockholder. The entire amount in 1999 and 1998 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The maximum amount of dividends that can be paid to stockholders by state of Washington insurance companies without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus. The maximum dividend payout which could be made without prior approval is $112,941,000 in 2000.

Dividends are determined by the Board of Directors.

As of December 31, 1999 and 1998, the Company's statutory surplus exceeded the NAIC risk-based capital requirements.


                                                                            ----

NOTE 11: REINSURANCE

The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. The policy benefit liabilities and unpaid claim amounts attributable to such business are stated as other receivables on the balance sheets. The carrying value of reinsurance receivables included in other receivables totalled approximately $10,846,000 and $8,500,000 at December 31, 1999 and 1998, respectively. The Company utilizes several reinsurers to minimize concentration of credit risk.

The Company has established retention limits for automatic reinsurance ceded. The maximum retention on new issues is $2,000,000 per life for the Farmers Flexible Universal Life policy and $1,500,000 per life for all traditional policies except Farmers Yearly Renewable Term. The maximum retention on new issues is $800,000 per life for Farmers Yearly Renewable Term. The excess risk is reinsured with an outside reinsurer. Increases in policy benefit liabilities and claims expense are stated net of increases in future policy benefit liabilities and claims expenses applicable to reinsurance ceded. Death and other benefits expense is reduced by $3,052,000, $4,074,000, and $2,047,000 in 1999,
1998, and 1997, respectively, of reinsurance recoveries. The Company is contingently liable with respect to reinsurance ceded in the event that a reinsurer is unable to meet its obligations under existing reinsurance agreements.

Effective July 1, 1999, the Company entered into a new co-insurance agreement with a reinsurer. The Company agrees to cede a significant portion of the risk of the Farmers Premier 10 and Farmers Premier 20 policies.

The effect of reinsurance on premiums and amounts earned for the years ended December 31 is as follows (in thousands):

                             1999            1998             1997
                             ----            ----             ----

Direct premiums           $ 214,557        $ 168,159        $ 145,073
Reinsurance assumed           9,065            8,798           10,297
Reinsurance ceded           (13,939)          (3,728)          (4,236)
                          ---------        ---------        ---------

Net premiums earned       $ 209,683        $ 173,229        $ 151,134
                          =========        =========        =========

Premiums assumed from unaffiliated companies approximated $9,065,000, $8,798,000, and $10,297,000 in 1999, 1998, and 1997, respectively, which represent 4.3%, 5.1%, and 6.8% of the net premiums earned in 1999, 1998, and 1997, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $8,134,000, $7,998,000, and $8,240,000 in 1999, 1998, and
1997, respectively.

NOTE 12: EMPLOYEES' RETIREMENT PLANS

The Company participates in FGI's two noncontributory defined benefit pension plans (the Regular Plan and the Restoration Plan). The Regular Plan covers substantially all employees of FGI, its subsidiaries, and the Exchanges who have reached age 21 and have rendered one year of service. Benefits are based on years of service and the employee's compensation during the last five years of employment. The Restoration Plan provides supplemental retirement benefits for certain key employees of FGI, its subsidiaries, and the Exchanges.

FGI's policy is to fund the amount determined under the aggregate cost method, provided it does not exceed funding limitations. There has been no change in funding policy from prior years.


                                                                            ----

Assets of the Regular Plan are held by an independent trustee. Assets held are primarily in fixed maturity and equity investments. The principal liability is for annuity benefit payments of current and future retirees. Assets of the Restoration Plan are considered corporate assets of FGI and are held in a grantor trust.

Information regarding the Regular Plan's and the Restoration Plan's funded status is not developed separately for FGI, its subsidiaries, including the Company, and the Exchanges. The funded status of both plans as of December 1, 1999 and 1998 (the latest date for which information is available) is as follows (in thousands):

                                                                   1999             1998
                                                                   ----             ----

Change in benefit obligation:
      Net benefit obligation at beginning of the year          $   853,174        $ 747,069
      Service cost                                                  29,395           26,423
      Interest cost                                                 58,469           54,998
      Plan amendments                                                7,903
      Actuarial losses (gains)                                    (111,100)          54,218
      Benefits paid                                                (33,948)         (29,534)
                                                               -----------        ----------

                                                               $   803,893        $ 853,174
                                                               ===========        =========

Change in plan assets:
      Fair value of plan assets at beginning of the year       $   924,301        $ 817,552
      Actual return on plan assets                                 124,380          135,313
      Benefits paid                                                (32,753)         (28,564)
                                                               -----------        ----------

Fair value of plan assets at end of the year                   $ 1,015,928        $ 924,301
                                                               ===========        =========

Funded status at end of the year                               $   212,034        $  71,127
Unrecognized net actuarial gain                                   (287,586)        (140,910)
Unrecognized prior service cost                                     35,859           31,255
Unrecognized net transition asset                                  (21,510)         (26,186)
                                                               -----------        ----------

Net amount recognized at end of the year                       $   (61,203)       $ (64,714)
                                                               ===========        =========

Upon B.A.T's purchase of FGI and its subsidiaries in 1988, FGI allocated part of the purchase price to its portion of the Regular Plan assets in excess of the projected benefit obligation at the date of acquisition. The asset is being amortized for the difference between FGI's net pension cost and amounts contributed to the plan. The unamortized balance as of December 31, 1999 and 1998, was $16,940,000 and $20,622,000, respectively.


                                                                            ----

Components of net periodic pension expense for FGI and its subsidiaries are as follows (in thousands):

                                     1999            1998            1997
                                     ----            ----            ----

Service costs                      $ 15,126        $ 13,240        $ 14,238
Interest costs                       34,525          27,810          28,362
Return on plan assets               (49,000)        (35,817)        (35,116)
Amortization of:

      Transition obligation             955           1,365           1,229
      Prior service cost              2,207           1,986           2,298
      Actuarial gain                 (2,445)         (2,447)         (1,248)
                                   --------        --------        --------

Net periodic pension expense       $  1,368        $  6,137        $  9,763
                                   ========        ========        ========

The Company's share of pension expense was $192,000, $452,000, and $510,000 in 1999, 1998, and 1997, respectively.

FGI uses the projected unit credit cost actuarial method for attribution of expense for financial reporting purposes. The interest cost and the actuarial present value of benefit obligations were computed using a weighted average interest rate of 8.00%, 6.75%, and 7.25% in 1999, 1998, and 1997, respectively, while the expected return on plan assets was computed using a weighted average interest rate of 9.25%, 9.25%, and 9.00% in 1999, 1998, and 1997, respectively. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 5.00%, 4.50%, and 5.00% in 1999, 1998, and 1997, respectively.

FGI and its subsidiaries' postretirement benefits plan is a contributory defined benefit plan for employees who were retired or who were eligible for early retirement on January 1, 1995, and is a contributory defined dollar plan for all other employees retiring after January 1, 1995. Health benefits are provided for all employees who participated in the Company's group medical benefits plan for 15 years prior to retirement at age 55 or later. A life insurance benefit of $5,000 is provided at no cost to retirees who maintained group life insurance coverage for 15 years prior to retirement at age 55 or later.

There are no assets separated and allocated to this plan.


                                                                            ----

The funded status of the entire plan, which includes FGI, its subsidiaries, and the Exchanges, at December 1, 1999 and 1998 (the latest date for which information is available) was as follows (in thousands):

                                                                   1999            1998
                                                                   ----            ----

     Change in benefit obligation:
           Net benefit obligation at beginning of the year       $ 80,367        $ 70,758
           Service cost                                             1,537           1,280
           Interest cost                                            5,374           5,080
           Plan participations' contributions                       1,575           1,297
           Actuarial loss (gain)                                   (5,892)          6,936
           Benefits paid                                           (3,460)         (4,984)
                                                                 --------        --------

                                                                 $ 79,501        $ 80,367
                                                                 ========        ========

     Fair value of plan assets at end of the year                $   -           $   -
                                                                 ========        ========

     Funded status at end of the year                            $(79,501)       $(80,367)
     Unrecognized net actuarial gain                              (14,070)         (8,193)
     Unrecognized net transition obligation                        17,044          18,354
                                                                 --------        --------

     Accrued postretirement benefit cost                         $(76,527)       $(70,206)
                                                                 ========        ========

FGI and its subsidiaries' share of the accrued postretirement benefit cost was approximately $55,578,000 and $53,206,000 in 1999 and 1998, respectively. The unrecognized net transition obligation of $17,044,000 and $18,354,000 in 1999 and 1998, respectively, represents the remaining transition obligation of the Exchanges.

Components of postretirement benefits expense for FGI and its subsidiaries are as follows (in thousands):




                                          1999           1998              1997
                                          ----           ----              ----
Service costs                            $   696      $    636           $   753
Interest costs                             3,263         2,527             2,918
Amortization of actuarial gain                (9)         (435)              (13)
                                         -------      ---------          --------

Net periodic expense                     $ 3,950       $ 2,728           $ 3,658
                                         ========     =========          ========


The Company's share of this amount was approximately $229,000, $205,000, and $253,000 in 1999, 1998, and 1997, respectively.

The weighted average interest rate used in the above benefit computations was 8.00%, 6.75%, and 7.25% in 1999, 1998, and 1997, respectively. Beginning in
1997, the initial medical inflation rate was 7.00% to be graded over a three-year period to 6.00% and level thereafter, and contribution levels from retirees were the same as applicable medical cost increases where defined benefits exist. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the accumulated benefit obligation was 5.00%, 4.50%, and 5.00% in 1999, 1998, and 1997,
respectively.


                                                                            ----

A 1% increase or decrease in the medical inflation rate assumption would have resulted in the following (in thousands):

                                                                                                   1%                 1%
                                                                                                increase           decrease
                                                                                                --------           --------

     Effect on 1999 service and interest components of net periodic cost                           $116             $(106)
     Effect on accumulated postretirement benefit obligation
           at December 31, 1999                                                                   2,028            (1,849)

NOTE 13: EMPLOYEES' PROFIT SHARING PLANS

FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan (consisting of Cash and Quest for Gold Program in 1999 and 1998) and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 16.25% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employee, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan and Quest for Gold Program provide for annual cash distributions to eligible employees. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued. The Quest for Gold Program is limited to 1.25% of pretax earnings, as adjusted, or 6% of eligible employees' salaries or wages paid or accrued.

The Company's share of expense under these plans was $4,120,000, $4,069,000, and $3,850,000 in 1999, 1998, and 1997, respectively.

NOTE 14: EQUITY-INDEXED ANNUITIES

During 1997, the Company began selling an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuity participant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), subject to a guaranteed annual minimum return. In order to hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as a hedge. As of December 31, 1999 and 1998, the Company had call options with contract values of $65,229,000 and $40,229,000, respectively, and carrying values of $32,718,000 and $14,817,000, respectively.

Hedge accounting is used to account for the call options as the Company believes that the options reduce the risk associated with increases in the account value of the annuities that result from increases in the S&P 500 Index. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets (S&P 500 call options) are matched to the potential liability (annuity contracts) to ensure the hedge has remained effective. The annuities were written based on a seven-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e., payment of interest to the policyholder at the end of the investment term and maturity of the call option) for each annuity is generally expected to occur in seven years or less. For the years ended December 31, 1999 and 1998, the amount of unrealized hedging gains was $13,197,000 and $3,511,000, respectively.

The call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to


                                                                            ----
policyholders. In addition, realized gains and losses from maturity or termination of the call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on call options are amortized to net investment income over the term of the contracts. There were no early terminations by annuity participants that led to maturities or sales of the S&P 500 call options during 1999 or 1998.

The cash requirement of the call options consists of the initial premium paid to purchase the call options. Should a liability exist to the annuity participant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participation rate. The call options are generally expected to be held for a seven-year term, but can be terminated at any time.

There are certain risks associated with the call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

NOTE 15: PARTICIPATING POLICIES

Participating business, which consists of group business, comprised approximately 8.6% of total insurance in-force for both years ended December 31, 1999 and 1998. In addition, participating business represented 2.0%, 2.1%, and 2.2% of premium income for the years ended December 31, 1999, 1998, and 1997.

The amount of dividends paid on participating business is determined by the Farmers Life Board of Directors and is paid annually on the policyholder's anniversary date. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

NOTE 16: OPERATING SEGMENTS

The Company concentrates its activities in the individual life insurance and annuity markets. These activities are managed separately as each offers a unique set of product services. As a result, the Company is comprised of the following two reportable operating segments as defined in SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information: the life insurance segment and the annuity segment.

The life insurance segment provides individual life insurance products, including universal life, term life, and whole life. The annuity segment provides flexible and single premium deferred annuities, single premium immediate annuities, and equity-indexed annuity products.

The basis of accounting used by the Company's management in evaluating segment performance and determining how resources should be allocated is referred to as the Company's GAAP historical basis, which excludes the effects of the purchase accounting (PGAAP) adjustments related to the acquisition of FGI and the Company by B.A.T in December 1988 (Note 1).

The Company accounts for intersegment transactions as if they were to third parties and, as such, records the transactions at current market prices. There were no intersegment revenues among the Company's two reportable operating segments for the years 1999, 1998, and 1997.

The Company operates in 39 states and does not earn revenues or hold assets in any foreign countries.


                                                                            ----

Information regarding the Company's reportable operating segments follows (in thousands):

                                                                Year ended December 31, 1999
                                                                ----------------------------

                                      GAAP historical basis                          PGAAP adjustments                     Total
                                      ---------------------                          -----------------                     PGAAP
                                Life        Annuities        Total             Life      Annuities      Total              basis
                                ----        ---------        -----             ----      ---------      -----              -----

Revenues                     $  635,419    $  118,044     $  753,463  (a)    $   (921)    $  (351)     $ (1,272)        $  752,191
Investment income               202,258       118,502        320,760             (598)       (351)         (949)           319,811
Investment expenses              (7,653)       (4,484)       (12,137)                                                      (12,137)
Net realized gains               24,482                       24,482             (323)                     (323)            24,159
Income before provision
      for taxes                 246,963        26,326        273,289          (26,301)     (2,804)      (29,105)           244,184
Provision for income taxes       87,421         9,319         96,740           (9,724)     (1,037)      (10,761)            85,979
Assets                        3,646,654     1,870,221      5,516,875           98,675      50,607       149,282  (b)     5,666,157
Capital expenditures              2,508                        2,508                                                         2,508
Depreciation and
      amortization               69,727         7,924         77,651  (c)      24,727       2,809        27,536  (d)       105,187

(a) Revenues for the operating segments include net investment income and net realized gains (losses).

(b) Amount includes PGAAP adjustments related to the DAC ($190,100,000 decrease) and VOBA ($328,700,000 increase) assets.

(c) Amount includes the historical basis amortization associated with the DAC asset.

(d) Amount includes PGAAP adjustments totalling $21,300,000 related to the amortization of the DAC and VOBA assets.


                                                                  Year ended December 31, 1998
                                                                  ----------------------------
                                           GAAP historical basis                        PGAAP adjustments                 Total
                                           ---------------------                        -----------------                 PGAAP
                                      Life       Annuities      Total              Life     Annuities     Total           basis
                                      ----       ---------      -----              ----     ---------     -----           -----

      Revenues                     $  544,390   $  116,029   $  660,419 (a)      $    171    $    36    $    207       $  660,626
      Investment income               190,197      117,024      307,221               128         79         207          307,428
      Investment expenses              (8,457)      (5,201)     (13,658)                                                  (13,658)
      Net realized losses             (13,473)                  (13,473)                                                  (13,473)
      Income before provision
            for taxes                 173,576       26,033      199,609             1,895        284       2,179          201,788
      Provision for income taxes       61,803        9,269       71,072                99         15         114           71,186


      Assets                        3,593,311    1,844,266    5,437,577           118,310     60,454     178,764  (b)   5,616,341
      Capital expenditures                572                       572                                                       572
      Depreciation and
            amortization               88,146        8,572       96,718 (c)        (1,129)      (151)     (1,280) (d)      95,438

(a) Revenues for the insurance operating segments include net investment income and net realized gains (losses).

(b) Amount includes PGAAP adjustments related to the DAC ($168,300,000 decrease) and VOBA ($334,400,000 increase) assets.

(c) Amount includes the historical basis amortization associated with the DAC asset.

(d) Amount includes PGAAP adjustments related to the amortization of the DAC ($26,200,000 decrease) and VOBA ($23,900,000 increase) assets.


                                                               Year ended December 31, 1997
                                                               ----------------------------
                                            GAAP historical basis                       PGAAP adjustments                 Total
                                            ---------------------                       -----------------                 PGAAP
                                      Life        Annuities       Total             Life     Annuities    Total           basis
                                      ----        ---------       -----             ----     ---------    -----           -----

      Revenues                     $  522,983    $  114,899    $  637,882   (a)   $    588    $   128    $    716      $  638,598
      Investment income               171,979       115,827       287,806              428        288         716         288,522
      Investment expenses              (7,626)       (5,136)      (12,762)                                                (12,762)
      Net realized gains               10,063                      10,063                                                  10,063
      Income before provision
            for taxes                 190,418        24,677       215,095           (3,050)      (396)     (3,446)        211,649
      Provision for income taxes       67,022         8,685        75,707           (1,633)      (212)     (1,845)         73,862


      Assets                        3,311,007     1,870,445     5,181,452          116,805     60,454     177,259 (b)   5,358,711
      Capital expenditures              1,696                       1,696                                                   1,696
      Depreciation and
            amortization               82,849         7,210        90,059   (c)      4,025        538       4,563 (d)      94,622

(a) Revenues for the insurance operating segments include net investment income and net realized gains (losses).

(b) Amount includes PGAAP adjustments related to the DAC ($195,200,000 decrease) and VOBA ($359,100,000 increase) assets.

(c) Amount includes the historical basis amortization associated with the DAC asset.

(d) Amount includes PGAAP adjustments related to the amortization of the DAC ($18,500,000 decrease) and VOBA ($21,300,000 increase) assets.


                                                                            ----
                                                                              25